As filed with the Securities and Exchange Commission on January 8, 2010

Securities Act Registration No. 333-124430

Investment Company Act File No. 811-21761

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 16	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 17	☒

KEELEY FUNDS, INC.

(Registrant)

401 South LaSalle Street

Suite 1201

Chicago, Illinois 60605

Telephone number:  (312) 786-5050

John L. Keeley, Jr.	Alan Goldberg
Keeley Asset Management Corp.	K&L Gates LLP
401 South LaSalle Street, Suite 1201	70 West Madison Street, Suite 3100
Chicago, Illinois 60605	Chicago, Illinois 60602-4207
(Agents for service)

Amending Parts A, B and C, and filing exhibits

Approximate date of proposed public offering:  As soon as practical after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to rule 485(b)
☐ on pursuant to rule 485(b)
☐ 60 days after filing pursuant to rule 485(a)(1)
☐ on pursuant to rule 485(a)(1)
☒ 75 days after filing pursuant to rule 485(a)(2)
☐ on pursuant to rule 485(a)(2)

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:

This post effective amendment #16 under the Securities Act of 1933 for Keeley Funds, Inc. (the “Corporation”) relates to the creation of a new series of the Corporation to be known as Keeley Alternative Value Fund.

KEELEY ALTERNATIVE VALUE FUND

[CUSIPS]

PROSPECTUS

April 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

KEELEY ALTERNATIVE VALUE FUND

INVESTMENT OBJECTIVE

The Keeley Alternative Value Fund seeks to earn a positive total return with managed market risk.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least [$50,000] in the Fund.  More information about these and other discounts is available from your financial professional, on page [    ] of the Fund’s Prospectus and on page [    ] of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	CUSIP		CUSIP
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[4.50	]%	None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price) (a)	None		None
Redemption Fee	None		None
Exchange Fee	None		None
Maximum Account Fee	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	CUSIP		CUSIP
Management Fees	[1.60	]%	[1.60]	%
Distribution (12b-1) Fees	[0.25	]%	0.00%
Other Expenses(b)	[	]%	[ ]	%
Total Annual Fund Operating Expenses(c)	[	]%	[ ]	%
Fee Waiver/Expense Reimbursement(d)	[	]%	[ ]	%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	[1.89	]%	[1.64]	%

(a)           U.S. Bancorp Fund Services LLP (the “Transfer Agent”) charges a fee of $15 for each wire redemption and $5 for each telephone exchange.  At the discretion of Keeley Asset Management Corp. (the “Adviser” or the “Investment Adviser”) or Transfer Agent, those fees may be waived.

(b)           [“Other Expenses” includes estimated expenses, as well as shareholder servicing fees payable in an amount not to exceed 0.05% of the Fund’s total net assets.  The percentages are based on estimated amounts for the current fiscal year.]

(c)           The percentages are based on payments that will be made and include amounts that will be incurred without reduction for expense reimbursement or fee waiver arrangements.  The percentages are based on estimated amounts for the current fiscal year.

(d)           The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed [1.89%] for Class A Shares and [1.64]% for Class I Shares.  The waivers are in effect through [April 1, 2011].

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs could be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years

[Class A]	$	[ ]	$	[ ]
[Class I]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

	1 Year		3 Years

[Class A]	$	[ ]	$	[ ]
[Class I]	$	[ ]	$	[ ]

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If the sales charges (loads) were included, your costs would be higher.

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  At the date of this Prospectus, the Fund does not have an operating history and turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

While it is anticipated that the Fund will invest primarily in the types of equity securities described below, the Fund has broad and flexible investment authority.  For the equity portion, the Fund intends to pursue its investment objective by investing in companies with small and mid-size market capitalizations, which we currently define as $7.5 billion or less.  Under normal market conditions, the equity portion of the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small and mid-size market cap companies.  As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level.  If less than 80% of the equity portion of the Fund’s assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the equity portion of the Fund will not invest in companies other than those with small and mid-size market capitalization until the 80% threshold is restored.

The Investment Adviser has selected, and the Company’s Board of Directors has approved, Broadmark Asset Management, LLC (“Sub-Adviser” or “Broadmark”) as sub-adviser for the Fund.  Broadmark will attempt to mitigate market risk within the Fund’s equity portfolio through a dynamic hedging strategy based upon a multi-factor process that includes the use of certain derivative instruments described below, Exchange-Traded Funds (“ETFs”) and Exchange-Traded Notes (“ETNs”).  Broadmark may utilize any asset class of an ETF or ETN, but will primarily utilize equity-based instruments.  In performing its services, Broadmark will assess such factors as monetary policy, valuation analysis, investor sentiment and momentum.  Broadmark will adjust the Fund’s net exposure to equities based upon its overall assessment of risk and opportunity.  When Broadmark perceives the Fund’s equity market risk to be high, and opportunity low, it will reduce the Fund’s net exposure by selling, among other things, futures and option combos, and may effect short sales of individual securities and/or ETFs and ETNs.  Broadmark can hedge up to 100% of the Fund’s long equity exposure.  Conversely, when Broadmark perceives the Fund’s equity risks to be low and opportunities high, the Fund will have a low to zero exposure to hedging vehicles.  There is no guarantee that Broadmark will accurately measure existing risk.

Investment Principles and Strategies for the Fund

The Adviser focuses the equity portion of the Fund on particular kinds of undervalued stocks, and attempts to concentrate on identifying companies going through major changes (corporate restructuring), including:

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•      corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

•      financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

•      companies selling at or below actual or perceived book value;

•      savings and loan and insurance conversions; and

•      distressed utilities.

Current dividend or interest income is not a factor for the Fund when choosing securities.  Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

•      equities with positive cash flow;

•      desirable EBITDA (earnings before interest, taxes, depreciation and amortization);

•      motivated management; and

•      little attention from Wall Street.

Research sources include company documents, subscription research services, select broker/dealers and direct company contact.  It is the Adviser’s intention typically to hold equity securities for more than two years to allow the corporate restructuring process to yield results.  But, the Adviser may sell these securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

Broadmark will assess overall stock market risk by monitoring such factors as monetary policy, valuation analysis, investor sentiment and momentum.

The Fund may be suitable for the more aggressive section of an investor’s portfolio.  The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment.  An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

•      The Fund is subject to the typical risks of equity investing, including the effects of interest rate fluctuations, investor psychology and other factors.  The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

•      Loss of money is a risk of investing in the Fund.

•      Other than company-specific risks, the factor most likely to impact the performance of the equity portion of the Fund would be a sharp increase in interest rates, which generally causes equity prices to fall.

•      Investing in companies emerging from bankruptcy presents special risks.  Although companies emerging from bankruptcy usually have improved balance sheets resulting from their restructure, they often are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame.  Often, if the company does not meet its plan, it has few, if any, alternatives. In addition, such companies must overcome the negative perceptions resulting from a previous bankruptcy. Generally, companies going through corporate restructuring are more likely than others to remain undervalued.

•      Investing in small and mid-cap securities presents more risk than investing in large-cap or more established company securities. Small and mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility.  Trading volumes may be lower, making such securities less liquid.  The focus on corporate restructures means these securities are more likely than others to remain undervalued.

•      Purchasing put and call options, as well as writing such options, are highly specialized activities and entail greater than ordinary investment risks.

•      Futures prices are highly volatile, with price movements being influenced by a multitude of factors such as supply and demand relationships, government trade, fiscal, monetary and exchange control policies, political and economic events and emotions in the marketplace.  Futures trading is also

4

highly leveraged.  Further, futures trading may be illiquid as a result of daily limits on movements of prices.  Finally, the Fund’s futures trading could be adversely affected by speculative position limits.

•      Derivatives and certain options and other custom derivative or synthetic instruments are subject to the risk of nonperformance by the counterparty to such instrument, including risks relating to the financial soundness and creditworthiness of the counterparty.

•      Short Sales Risks:  If the value of a security sold short increases, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a security could attain; by comparison, for a long position, the maximum loss is the price paid for the security plus transaction costs.

•      Investing in ETFs or ETNs involves risks generally associated with investments in a broadly based portfolio of securities or commodities that do not apply to conventional funds, including:  (1) the net asset value of the ETF or the ETN may deviate significantly from its trading value; (2) an active trading market for an ETF or an ETN may not develop or be maintained; (3) trading of an ETF or of an ETN may be halted if the listing exchange deems such action appropriate; and (4) ETF or ETN shares may be delisted from the exchange on which they trade.

In addition to the above, the Fund’s investments in ETNs are subject to issuer credit risk.  For example, if the credit rating of the issuer of the ETN is downgraded, the Fund’s investment may drop in value even if no change in value has occurred in the underlying index.  In addition, in a default situation involving an ETN, it is possible that the Fund could lose its principal investment.

The Fund’s investments in ETFs or ETNs are also subject to liquidity risks.  The ETF or the ETN may not be able to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

PERFORMANCE

The Fund is new and does not have a full calendar year of performance.  Once it has a full calendar year of performance, total return information will be presented.  Performance information for an unregistered predecessor fund with substantially similar investment objectives, policies and strategies as the Fund can be found in the section entitled “Related Performance Information” on page [          ].  Updated performance information will be available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

PORTFOLIO MANAGEMENT

The investment adviser for the Fund is Keeley Asset Management Corp. (the “Investment Adviser” or the “Adviser”), 401 South LaSalle Street, Suite 1201, Chicago, IL 60605.  John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for day-to-day management of the Fund.

The Adviser has selected, and the Company’s Board of Directors has approved, Broadmark as sub-adviser for the Fund.  Broadmark, 12 East 52nd St., 3rd Floor, New York, New York, is a Delaware limited liability company that is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended.  As of December 31, 2009, Broadmark had assets under management of approximately $[      ] million.  Christopher J. Guptill is the Chief Investment Officer of Broadmark and is primarily responsible for managing the market risk of the Fund.

The SAI provides additional information about the compensation of the Investment Adviser and of the Sub-Adviser, their portfolio management teams, their investment in the Fund, and other accounts that they manage.

PURCHASE AND SALE OF FUND SHARES

You can buy or sell the Fund’s shares directly from the Distributor, or from selected broker/dealers, financial institutions and other service providers.  Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application.  Your order will be processed at the next calculated appropriate price after the Fund receives your order in proper form.

The minimum initial investment for the Class A Shares of each Fund is $2,500, and the minimum for additional investments in each Fund is $50 and is subject to change at any time.  The Distributor may waive the minimum initial investment to establish certain Class A share accounts.  Class I Shares are sold at net asset value per

5

share without a sales charge directly to institutional investors.  The minimum initial investment for Class I Shares of the Fund is $1 million, and the minimum for additional investments is $10,000 and is subject to change at any time.  The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

There is no minimum holding nor minimum amount to redeem your shares.  However, if:  (i) the value of your account for investments in Class A Shares falls below $250, or (ii) the value of your account for investments in Class I Shares falls below $500,000, we reserve the right to redeem your shares and send you the proceeds.

TAX INFORMATION

The Fund’s distributions, if any, are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Investment Adviser may pay the intermediary for services provided to the Fund and its shareholders.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Read the Fund’s Prospectus and SAI or ask your salesperson or visit your financial intermediary’s website for more information.

6

ABOUT THE FUND

The KEELEY Alternative Value Fund is a diversified series of Keeley Funds, Inc. (the “Company”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  The Company was incorporated in Maryland on April 6, 2005 and commenced operations on August 15, 2005.  The Fund offers two share classes: Class A Shares and Class I Shares.  In addition to the fact that Class I Shares do not have a sales load, Class A Shares and Class I Shares have different expenses and other characteristics, allowing investors to choose the class that best suits their needs.  All shares of the Fund have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

INVESTMENT OBJECTIVES

The KEELEY Alternative Value Fund (the “Fund”) seeks to earn a positive total return with managed market risk.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

While it is anticipated that the Fund will invest primarily in the types of equity securities described below, the Fund has broad and flexible investment authority.  For the equity portion, the Fund intends to pursue its investment objective by investing in companies with small and mid-size market capitalizations, which we currently define as $7.5 billion or less.  Under normal market conditions, the equity portion of the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small and mid-size market cap companies.  As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level.  If less than 80% of the equity portion of the Fund’s assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the equity portion of the Fund will not invest in companies other than those with small and mid-size market capitalization until the 80% threshold is restored.

The Investment Adviser has selected, and the Company’s Board of Directors has approved, Broadmark Asset Management, LLC (“Sub-Adviser” or “Broadmark”) as sub-adviser for the Fund.  Broadmark will attempt to mitigate market risk within the Fund’s equity portfolio through a dynamic hedging strategy based upon a multi-factor process that includes the use of certain derivative instruments described below, Exchange-Traded Funds (“ETFs”) and Exchange-Traded Notes (“ETNs”).  Broadmark may utilize any asset class of an ETF or ETN, but will primarily utilize equity-based instruments.  In performing its services, Broadmark will assess such factors as monetary policy, valuation analysis, investor sentiment and momentum.  Broadmark will adjust the Fund’s net exposure to equities based upon its overall assessment of risk and opportunity.  When Broadmark perceives the Fund’s equity market risk to be high, and opportunity low, it will reduce the Fund’s net exposure by selling, among other things, futures and option combos, and may effect short sales of individual securities and/or ETFs and ETNs.  Broadmark can hedge up to 100% of the Fund’s long equity exposure.  Conversely, when Broadmark perceives the Fund’s equity risks to be low and opportunities high, the Fund will have a low to zero exposure to hedging vehicles.  There is no guarantee that Broadmark will accurately measure existing risk.

Investment Principles and Strategies for the Fund

The Adviser focuses the equity portion of the Fund on particular kinds of undervalued stocks, and attempts to concentrate on identifying companies going through major changes (corporate restructuring), including:

•      corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

•      financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

•      companies selling at or below actual or perceived book value;

•      savings and loan and insurance conversions; and

•      distressed utilities.

Current dividend or interest income is not a factor for the Fund when choosing securities.  Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

•      equities with positive cash flow;

7

•      desirable EBITDA (earnings before interest, taxes, depreciation and amortization);

•      motivated management; and

•      little attention from Wall Street.

Research sources include company documents, subscription research services, select broker/dealers and direct company contact.  It is the Adviser’s intention typically to hold equity securities for more than two years to allow the corporate restructuring process to yield results.  But, the Adviser may sell these securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

Broadmark will assess overall stock market risk by monitoring such factors as monetary policy, valuation analysis, investor sentiment and momentum.

The Fund may be suitable for the more aggressive section of an investor’s portfolio.  The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment.  An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

•      The Fund is subject to the typical risks of equity investing, including the effects of interest rate fluctuations, investor psychology and other factors.  The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

•      Loss of money is a risk of investing in the Fund.

•      Other than company-specific risks, the factor most likely to impact the Fund’s performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

•      Investing in companies emerging from bankruptcy presents special risks.  Although companies emerging from bankruptcy usually have improved balance sheets resulting from their restructure, they often are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame.  Often, if the company does not meet its plan, it has few, if any, alternatives. In addition, such companies must overcome the negative perceptions resulting from a previous bankruptcy. Generally, companies going through corporate restructuring are more likely than others to remain undervalued.

•      Investing in small and mid-cap securities presents more risk than investing in large-cap or more established company securities. Small and mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility.  Trading volumes may be lower, making such securities less liquid.  The focus on corporate restructures means these securities are more likely than others to remain undervalued.

•      Purchasing put and call options, as well as writing such options, are highly specialized activities and entail greater than ordinary investment risks.

•      Futures prices are highly volatile, with price movements being influenced by a multitude of factors such as supply and demand relationships, government trade, fiscal, monetary and exchange control policies, political and economic events and emotions in the marketplace.  Futures trading is also highly leveraged.  Further, futures trading may be illiquid as a result of daily limits on movements of prices.  Finally, the Fund’s futures trading could be adversely affected by speculative position limits.

•      Derivatives, swaps and certain options and other custom derivative or synthetic instruments are subject to the risk of nonperformance by the counterparty to such instrument, including risks relating to the financial soundness and creditworthiness of the counterparty.

•      Short Sales Risks:  If the value of a security sold short increases, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a security could attain; by comparison, for a long position, the maximum loss is the price paid for the security plus transaction costs.

8

•      Investing in ETFs or ETNs involves risks generally associated with investments in a broadly based portfolio of securities or commodities that do not apply to conventional funds, including:  (1) the net asset value of the ETF or the ETN may deviate significantly from its trading value; (2) an active trading market for an ETF or an ETN may not develop or be maintained; (3) trading of an ETF or of an ETN may be halted if the listing exchange deems such action appropriate; and (4) ETF or ETN shares may be delisted from the exchange on which they trade.

In addition to the above, the Fund’s investments in ETNs are subject to issuer credit risk.  For example, if the credit rating of the issuer of the ETN is downgraded, the Fund’s investment may drop in value even if no change in value has occurred in the underlying index.  In addition, in a default situation involving an ETN, it is possible that the Fund could lose its principal investment.

The Fund’s investments in ETFs or ETNs are also subject to liquidity risks.  The ETF or the ETN may not be able to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  ETFs that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not these are accurate.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at www.keeleyfunds.com.

MANAGEMENT

Investment Adviser, Sub-Adviser and Portfolio Managers — The investment adviser for the Fund is Keeley Asset Management Corp. (the “Investment Adviser” or the “Adviser”), 401 South LaSalle Street, Suite 1201, Chicago, IL 60605.  The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.  As of December 31, 2009, the Adviser had approximately $[        ] billion in assets under management.

Both the Class A Shares and Class I Shares of the Fund pay the Adviser a monthly fee at an annual rate of [1.60]% of average daily net assets.  The Adviser has agreed to waive its management fee or reimburse the Fund for expenses, including organizational expenses, until [January 31, 2011], so that the total operating expenses (on an annual basis) do not exceed [1.89%] of the average daily net assets for Class A Shares and [1.64%] of the average daily net assets for Class I Shares. These limitations exclude taxes, interest charges, litigation and other extraordinary expenses, and brokerage commissions and other charges from buying and selling Fund securities. After that date, the Adviser may voluntarily continue to waive a portion of its management fee or reimburse either the Class A Shares or the Class I Shares for expenses, but it will not be obligated to do so.  Any waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement, as amended, to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps.  The Adviser, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed. Fee and expense waivers and reimbursements have the effect of lowering the overall expense ratio for the Fund and increase its overall return to investors.

The Adviser has selected, and the Company’s Board of Directors has approved, Broadmark as sub-adviser for the Fund.  Broadmark, 12 East 52nd St., 3rd Floor, New York, New York, is a Delaware limited liability company that is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended.  As of December 31, 2009, Broadmark had assets under management of approximately $[      ] million.  The Adviser will review, monitor and report to the Board of Trustees of the Trust on the performance and investment procedures of Broadmark and assist and consult with Broadmark in connection with the Fund’s investment program.  Broadmark, under the supervision of the Investment Adviser, will be responsible for the selection of broker-dealers, the negotiation of commission rates and the execution of transactions effected to carry out the dynamic hedging strategy of the Fund.  Payments to the Sub-Adviser for its services are made by the Investment Adviser.  For its services, Broadmark receives sub-advisory fees of [        ]% of the average daily net assets.

9

A discussion regarding the basis of the Board’s approval of the investment advisory agreement and the sub-advisory agreement for the Fund is available in the Company’s semi-annual report to shareholders for the period ending March 31, 2010.

The Adviser and Broadmark are engaged in a broad range of portfolio management, portfolio advisory and other business activities.  Their services are not exclusive to the Fund and nothing prevents them, or any affiliates, from providing similar services to other investment funds and other clients (whether or not their investment objectives, strategies, or criteria are similar to those of the Fund) or from engaging in other activities.

PORTFOLIO MANAGER

John L. Keeley, Jr. has been President and primary investment manager for the Adviser since its incorporation in 1981.  He is the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund.

The SAI provides additional information about Mr. Keeley’s compensation, other accounts he manages, and his ownership of securities in the Fund.

INVESTMENT PROFESSIONAL OF SUB-ADVISER

Christopher J. Guptill is the Chief Executive Officer and has been the Chief Investment Officer of Broadmark since its inception in 1999.  He is primarily responsible for managing the market risk of the portfolio.

Other Service Providers

Administrator — U.S. Bancorp Fund Services, LLC performs administrative services for the Fund, including handling required tax returns and various filings, monitoring the Fund’s expenses and compliance issues and other generally administrative matters.

Distributor and Shareholder Servicing Agent — Keeley Investment Corp., member of FINRA/SIPC, is the distributor and the shareholder servicing agent of the Fund.

Custodian, Transfer Agent, and Accounting Services — U.S. Bank, N.A. provides for the safekeeping of the Fund’s assets.  U.S. Bancorp Fund Services, LLC maintains shareholder records, disburses dividends and other distributions, performs fund accounting and performs administrative services on behalf of the Fund.

YOUR INVESTMENT

HOW SHARES ARE PRICED

The public offering price of the Fund’s shares is the net asset value (the value of one share in the Fund), plus a sales charge based on the amount of your purchase.

Net asset value — Net asset value (“NAV”) is calculated by dividing the Fund’s total assets, minus any liabilities, by the number of shares outstanding.  The NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) every day the NYSE is open.

The NAV calculated on a given day will be used for all buy or sell orders received since the preceding computation.

The method for determining the value of the Fund’s assets is as follows:

•      A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it was not traded during the day, at the most recent bid price.  Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they are valued at closing over-the-counter bid prices.

•      If a security is traded on more than one exchange, it is valued at the last sale price on the exchange where it is principally traded.

•      Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

•      Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

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•      Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued.  A settlement price may not be used if the market makes a limit move with respect to a particular commodity.  Over-the-counter futures, options on futures and swap contracts for which market quotations are ready available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities.  If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

•      Options on securities and options on indexes will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded.  Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

Fair Valued Securities

•      Securities for which market quotations are not readily available and securities for which the Fund has reason to believe the market quote should not be relied upon are valued in accordance with procedures approved by the Fund’s Board of Directors.  Since most of the Fund’s securities are traded on U.S. exchanges, the Fund does not expect that there would be many times when a fair value determination would be required.  Although market price is usually the best indicator of value, if there is very little trading in a security, the Fund may determine that the reported market price is not an accurate reflection of the security’s value and should not be relied upon.  Other times when the Fund would make a fair value determination would be when trading in a security held by the Fund is halted and not resumed prior to the end of the market close, or if exchanges were required to close before the anticipated end of the trading day.  In such cases, the Fund’s value for a security may be different from most recent quoted market values, which could affect net asset value and result in a purchaser paying a higher or lower price to purchase Fund shares, and a redeeming shareholder receiving less or more than such shareholder would have received, if market quotations had been available and had been used to establish value.

Sales charge — The chart below shows how the sales charge varies with the amount of your purchase for Class A Shares of the Fund.

	Sales Charge as a Percentage of				Dealer Reallowance
Single Transaction Amount	Offering Price		Net Amount Invested		as a Percentage of Offering Price
Less than $50,000	[4.50	]%	[4.71	]%	[4.00	]%
$50,000 - less than $100,000	[4.00	]%	[4.17	]%	[3.50	]%
$100,000 - less than $250,000	[3.00	]%	[3.09	]%	[2.50	]%
$250,000 - less than $500,000	[2.50	]%	[2.56	]%	[2.00	]%
$500,000 and over	[1.00	]%	[1.01	]%	[0.50	]%

Various individuals and organizations who meet a Fund’s requirements may buy Class A Shares at NAV — that is, without the sales charge.  Generally, these include institutional investors such as banks and insurance companies, investment advisers and their clients, and certain tax-exempt entities. For more information, please see the Fund’s SAI. Please confirm with the Distributor whether you qualify to purchase Class A shares at NAV.

All Class I Shares are available at NAV. You may be eligible to buy Class I Shares. Please see “Buying Shares” under “How to Buy, Sell and Exchange Shares” and refer to the SAI for further details.

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The Fund provides free of charge, through its Website at www.keeleyfunds.com, and in a clear and prominent format, information regarding who is eligible for reduced sales loads or waivers of the sales load, and what information must be provided to qualify.  The site includes a hyperlink to that information.

See also “Right of Accumulation” and “Letter of Intent” under “Shareholder Privileges.”

Distribution Plan (12b-1)

Each Fund’s Class A Shares has adopted a plan under Rule 12b-1 that allows each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under this Plan, the fee is 0.25% per year of the Fund’s average net assets (calculated on a daily basis).  Because these fees are paid out of assets of the Fund’s Class A Shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor or the Adviser may make cash payments, which are referred to as revenue share payments, to dealer firms as incentives to sell the Fund’s shares, to promote retention of their dealer firms’ customers’ assets in the Fund and to reimburse dealer firms for distribution and other expenses.  These payments are in addition to any sales load and 12b-1 fees that the dealer firms may receive from each of the Class A Shares of the Fund or the Distributor.  Revenue share payments would come from the Distributor or Investment Adviser’s own resources and not from the Fund, will not change the price of the Fund’s shares and will not reduce the amount of proceeds which a Fund receives from the sale of shares.  However, the Distributor or Adviser may be reimbursed for some or all of such payments from the 12b-1 fees paid by the Fund to the Distributor.  The amount of such payments could be significant to a dealer firm.  The Distributor or the Adviser will determine, in their own judgment, whether to make revenue share payments to any dealer firm.

HOW TO BUY, SELL AND EXCHANGE SHARES

Buying Shares

In addition to the fact Class I Shares do not have a sales load, Class A Shares and Class I Shares of the Fund have different expenses and other characteristics, allowing you to choose the class that best suits your needs.  You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.  Please see the SAI for further details.

You can buy the Fund’s shares directly from the Distributor, or from selected broker/dealers, financial institutions and other service providers.  Some of these other parties may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  If you invest through a third party, policies and fees may differ from those described here.  If you are investing through a third party, you should read any program materials they may provide to you before you invest through them.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  An investment in the Fund may cause adverse tax consequences for shareholders residing outside the U.S.

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address.  If you are a non-individual (such as a corporation, partnership or trust), you must supply your legal name, the address of principal place of business, office or other physical location, taxpayer identification number, and documents that evidence existence of the entity. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application.

In response to new Federal Trade Commission regulations related to the prevention of identity theft, the Fund adopted a “Red Flags” policy to monitor and take action with respect to patterns, practices, or specific activities that indicate the possible existence of identity theft, and the Fund conducts its operations in a manner that is consistent with industry practice in that regard.  The Transfer Agent implements the Red Flags policy by monitoring for red flags in the opening of Fund accounts and activity with respect to existing accounts.

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If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

The minimum initial investment for the Class A Shares of the Fund is $2,500, and the minimum for additional investments in the Fund is $50 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class A share accounts.

Class I Shares are sold at net asset value per share without a sales charge directly to institutional investors. They may include banks, insurance companies, pension or profit sharing trusts, investment companies and other investors at the discretion of the Distributor.  Also, Class I Shares are available to investors other than institutional investors who invest amounts equal to or exceeding the minimum amount of investment for Class I Shares.  The minimum initial investment for Class I Shares of the Fund is $1.0 million, and the minimum for additional investments is $10,000 and is subject to change at any time.  The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

Your order will be processed at the next calculated appropriate price after the Fund receives your order in proper form. The Fund may enter into arrangements with third parties, including broker/dealers, financial institutions and other service providers to process purchase and redemption orders on behalf of the Fund on an expedited basis.  In those cases, when the third party receives the purchase or redemption order, it will be treated as though the Fund had received the order for purposes of pricing.  Payment should be made in U.S. dollars drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to the “KEELEY Alternative Value Fund.”  The Fund will not accept payment in cash or money orders.  Cashier’s checks must be in amounts greater than $10,000.  Also, to prevent fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

If your check is returned for any reason, you will be charged a $25 fee as well as for any loss incurred by the Fund.

While the Fund does not issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

EACH FUND RESERVES THE RIGHT TO REJECT ANY
PURCHASE ORDER IF THE FUND BELIEVES THAT IT IS IN
THE FUND’S BEST INTEREST TO DO SO.

By wire transfer

Opening an account

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-888-933-5391 to make arrangements with a telephone service representative to submit your completed Application via mail, overnight delivery, or facsimile.  Upon receipt of your Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

•      Have your bank wire the amount you want to invest to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
ABA #: 075000022
Credit U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further credit: KEELEY Alternative Value Fund
Shareholder name and account number

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Wired funds must be received prior to 4:00 p.m. EST to be eligible for same day pricing.  Neither the Fund nor U.S. Bank, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Adding to your account

For the Class A Shares of the Fund, you can add to your account anytime in investments of $50 or more. For the Class I Shares of the Fund, you can add to your account anytime in investments of $10,000 or more.  If you are making a subsequent purchase, your bank should wire funds as indicated above.  It is essential that your bank include complete information about your account in all wire instructions.  Prior to sending your wire, please call the Transfer Agent at 1-888-933-5391 to advise them of your intention to wire funds to your account.  This will ensure prompt and accurate credit.

By Electronic Funds Transfer on an Established Account (ACH)

If you call 1-888-933-5391 prior to 4:00 p.m. Eastern time to place your order, shares will be purchased at that day’s net asset value per share.

How to Add Telephone Subsequent Purchase via ACH to a New Account

Your account will automatically be given this option unless you check the NO box on the application form.

How to Add Telephone Subsequent Purchase to an Established Account via ACH without this Option

Mail in a voided check and a letter of instruction. This option is effective 15 business days after your request is received. (Note: To use this option, your bank must be a member of the Automated Clearing House (ACH).)

By phone

Investors may purchase additional shares of the Fund by calling 1-888-933-5391.  If your account has been open for at least 15 days, telephone orders in the amount of $50 or more for Class A Shares will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network.  You must have banking information established on your account prior to making a purchase.  If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the applicable price on that day.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

Important Information Regarding Telephone Purchases

By using the telephone to purchase or exchange shares, you agree to hold the Fund, U.S. Bancorp Fund Services, their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with this option.  If your account has more than one owner, the Fund may rely on the instructions of any one account owner.  If you are unable to reach the Fund by telephone you should send your instructions for purchase or exchange by regular or express mail. Purchase or exchange orders will not be canceled or modified once received in good order. Unless telephone purchase is declined on the application, as a shareholder you are eligible to use the telephone purchase option if you submit a voided check with which to establish bank instructions on your account.  If you do not want your account set up for this option, you must make an election to “opt out.” You can do this by calling Shareholder Services at 1-888-933-5391, or by marking the appropriate box on your Purchase Application form.

By mail

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase applications does not constitute receipt by the Transfer Agent of the Fund.

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Opening an account

•      Write a check for the amount you want to invest, payable to KEELEY Alternative Value Fund.

•      Mail your payment with a completed purchase application (included with this prospectus) to:

KEELEY Alternative Value Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery, use this address: KEELEY Alternative Value Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Selling Shares

You can redeem your shares in the Fund at anytime by mail or telephone for shares you hold directly at the Fund.

Shareholders who have an IRA or other retirement plan account must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

If your account is with the Distributor or a selected broker/dealer, you must give your request to that firm. The broker/dealer is responsible for placing your request and may charge you a fee.

Otherwise, you may sell your shares:

By mail

Send the transfer agent a written redemption request in proper order, including:

•      your account name and number

•      the number of shares or dollar amount to be redeemed

•      the signature of each registered owner, exactly as the shares are registered with signature(s) guaranteed, if applicable

•      documentation required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact

Mail to: KEELEY Alternative Value Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery, use this address: KEELEY Alternative Value Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Signature guarantees — If you request a direct redemption of more than $25,000, or you want the proceeds payable or sent to any person, address, or bank not on the account, or the request comes within 15 days of an address change, we require signature guarantees.  Signature guarantees are also required when changing account ownership, and when establishing or modifying certain services on an account.  In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other

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instances based on the circumstances relative to the particular situation.  These guarantees may seem inconvenient, but they are intended to protect you against fraud.  A notary public is not acceptable.  The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it is not.

Eligible guarantors include qualified:

•      Banks, credit unions and savings associations

•      Broker/dealers

•      National securities exchanges

•      Registered securities associations

•      Clearing agencies

By phone

To redeem shares of up to $25,000 by phone, call the Transfer Agent at 1-888-933-5391. The Fund follows procedures to confirm that telephone instructions are genuine and sends payment only to the address of record or the designated bank account.  The Fund is not liable for following telephone instructions reasonably believed to be genuine.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you do not want telephone transaction privileges, check the box on the purchase application.

Payment — When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received.  This amount may be more or less than what you paid for the shares.

When you sell your shares of the Fund, it is a taxable event for federal tax purposes.  You may realize a capital gain or loss.  You may want to check with your tax adviser.

The Fund will send payment for shares redeemed within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent.  You may request to have a check sent to your address of record, have proceeds wired to your bank account of record, or send funds via electronic funds transfer through the Automated Clearing House (“ACH”) network to a pre-designated account.  The Transfer Agent charges a $15 wire fee.  There is no charge when proceeds are sent via the ACH system but credit may not be available for 2-3 days.

The Fund will not send redemption proceeds until checks for the purchase of the shares have cleared — up to 15 days.

We may suspend redemptions if the New York Stock Exchange closes or for other emergencies.  Please see the Fund’s SAI for details.

Small accounts — If (i) the value of your account for investments in Class A Shares falls below $250, or (ii) the value of your account for investments in Class I Shares falls below $500,000, we reserve the right to redeem your shares and send you the proceeds. Currently, however, each Fund’s practice is to maintain small accounts instead of closing them out. In the event that there is a change in this policy, you will receive advance notice.

Exchanging Shares

You may exchange some or all of your Fund shares between identically registered accounts of the other series of the Company (the “Series”) or for shares in First American Prime Obligations Fund (the “Prime Obligations Fund”). The minimum exchange amount for exchanges between the Series is $250.  The minimum exchange amount for exchanges between the Fund and shares in the Prime Obligation Fund is outlined in the Prime Obligation Fund’s prospectus.  For exchange purposes, you may exchange shares of the Fund for shares of another Series of the Company, however, you may only exchange Class A Shares for Class I Shares if you meet the $1.0

16

million investment minimum for Class I Shares.  You may also exchange both Class A and Class I Shares of the Fund for Class A Shares of the Prime Obligations Fund.

Prior to making such an exchange, you should obtain and carefully read the Prime Obligations Fund’s prospectus.  To obtain the Prime Obligations Fund’s prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-248-6314 for Class A Shares of the Fund or 1-888-933-5391 for Class I Shares of the Fund.  The exchange privilege does not constitute an offering or recommendation on the part of the Fund or Investment Adviser of an investment in the Prime Obligations Fund and may be changed or canceled by the Fund at any time upon 60 days’ notice.  The Prime Obligations Fund is not affiliated with the Fund or the Investment Adviser; however, an affiliate of the Transfer Agent and Distributor advises the Prime Obligations Fund.  In addition, the Prime Obligations Fund’s distributor is entitled to receive a fee from the Class A Shares of the Prime Obligations Fund for distribution services at the annual rate of 0.25% of the average daily net asset value of the shares in connection with these exchanges.

There is a maximum of four exchanges over 12 months.  The exchange must be between identically registered accounts.  The Fund considers two exchanges between any of the Series, or between the Fund and the Prime Obligations Fund for more than $250,000 within a five business day period to be market timing.  The Investment Advisor will monitor exchanges in amounts of $250,000 or more within a five business day period and will advise the Transfer Agent on the action that should be taken on the account.  See “Frequent Purchases and Redemptions of Fund Shares.”

The Fund’s shares will be redeemed at the next determined NAV after your request is received, and Prime Obligations Fund or different Series shares will be purchased at the per share NAV next determined at or after redemption.

You also can move your exchanged shares, plus any Prime Obligations Fund or other Series shares purchased with reinvested dividends, back into a Series with no sales charge (as long as your investment remained continuously in the Prime Obligations Fund or the Series between withdrawal and reinvestment).  However, if you originally invested in Class A Shares and have exchanged into Prime Obligations Fund shares, you may not then move into Class I Shares unless you meet the investment minimum of those shares.

Your exchange is subject to the terms of the Prime Obligations Fund or any of the Series.  Ask us for a copy of their prospectuses and read them carefully before investing.

Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application).  There is a $5 fee for telephone exchanges.  The Fund follows procedures to confirm that telephone instructions are genuine.  We aren’t liable for following telephone instructions reasonably believed to be genuine.

An exchange is a taxable event for federal tax purposes.  You may realize a capital gain or loss.  Be sure to check with your tax adviser before making an exchange.

The Fund reserves the right to change or eliminate the exchange privilege.  If the Fund changes that privilege, you will receive advance notice.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Directors has adopted policies and procedures to discourage frequent trading in the Fund’s shares (often called market timing).  The Fund believes that its sales charge (at a maximum of 4.50%) coupled with a maximum of four exchanges per year makes it difficult for a purchaser to utilize the Fund for market timing. Although the Fund does not believe they are subject to the risks of market timing (such as utilizing pricing differentials), frequent trading disrupts the investment strategies of the Fund because it requires the Fund to maintain excess cash or to liquidate investments before it otherwise would do so, which also tends to increase portfolio turnover and brokerage costs and can adversely affect tax efficiency.  The Fund’s procedures provide that the Fund will not enter into any agreements or “understandings” with anyone that specifically permit frequent trading.  The Fund will attempt to identify purchasers who engage in frequent trading and if and when identified, will bar such purchasers from making additional purchases of Fund shares.

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Although the Fund makes efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Fund cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account.  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Fund regarding shareholders who hold shares through such accounts or may close the omnibus account (although there can be no assurance that the Fund would do so). The Fund’s ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon the systems’ capabilities, applicable contractual restrictions, and cooperation of those intermediaries.  The Fund considers any purchase and redemption of more than $250,000 in any five-day business period by the same account holder (in the case of omnibus accounts, the ultimate beneficiary of a sub-account) to fall within its definition of market timing; however, the Fund reserves the right to restrict purchasers, on a case-by-case basis, who trade less than that amount or make purchases and sales separated by more than five business days.

There can be no assurance that the Fund will be able to identify or eliminate all market timing activities, and the Fund may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

DISTRIBUTIONS AND TAXES

Distributions

The Fund distributes its net investment income and realized capital gains, if any, to shareholders at least once a year.  Your dividends and capital gains will be invested in additional shares (of the same class, as applicable) unless you write the Transfer Agent to request otherwise. There is no sales charge on reinvestments.

If your mailed distribution check cannot be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, the Fund reserves the right to reinvest the distribution amount at the current NAV at the time of such investment until you give us other instructions.

Taxes

The Fund may make distributions taxable to you as either ordinary income or capital gains. The rate you pay on capital gains distributions will depend on how long the Fund has held the securities, not on how long you as a shareholder have owned your Fund shares. You will receive an annual statement showing which of your Fund distributions are taxable as ordinary income and which are taxable as capital gains.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and sale price of the shares you sell, you may have a gain or loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.  An exchange of Fund shares for shares of any other fund will be treated as a sale of the Fund’s shares and is subject to the same tax consequences.  Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders if they have not provided their correct taxpayer identification number.

It is important that you consult with your tax adviser on the federal, state and local tax consequences of investing in the funds that are unique to your tax situation.

SHAREHOLDER PRIVILEGES

Right of Accumulation (ROA) — You may combine your new purchase with the value of any other Class A Shares for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases of Class A Shares. The applicable sales charge for the new purchase is based on the total of your current purchase plus the value (based on offering price) of all other shares you own.  In addition to the shares of the Series that you own, you may also combine the value of the shares in the Series owned by your spouse for sales charge reductions. To receive a reduced sales charge based on the accumulated value of such accounts, you must notify the Fund in writing at the time of purchase.

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Letter of Intent (LOI) — By signing a LOI you can reduce your sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A Shares.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date in that class.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 4.50% of the amount of the LOI will be held in escrow during the 13-month period following your initial purchase of Fund shares. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish a LOI with the Fund, you can aggregate your accounts as well as the accounts of your spouse.  However, you will not be allowed to aggregate investments in different share classes of the Fund.  You will need to provide written instructions with respect to all other accounts whose purchases should be considered in fulfillment of the LOI.

Automatic Investment Plan (AIP) — You may buy shares automatically each month, by having $50 or more withdrawn from your bank account and invested in the Class A Shares of the Fund.  The minimum to open an AIP account is $2,500.  The Distributor may waive the minimum to open certain AIP accounts.  There is no service fee for this option.  To establish the AIP, complete the AIP section on the purchase application or, after your account is established, complete an AIP application (available from the Fund).  Under the AIP, you may make regular monthly investments of $50 or more in the Fund directly from your checking or savings account.  In order to participate, your financial institution must be a member of the Automated Clearing House (ACH) network.  We are unable to debit mutual fund or pass through accounts.  If your payment is rejected by the bank, the Transfer Agent will charge a $25 fee to your account.  Any request to change or terminate an AIP should be submitted to the Transfer Agent five days prior to the effective date.

THE FUND RESERVES THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT
LEAST 30 DAYS NOTICE.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund offers a variety of retirement plans that may help you shelter part of your income from taxes.  For complete information, including applications, call 1-888-933-5391.

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FINANCIAL HIGHLIGHTS

At the date of this Prospectus the Fund has no operating history.  Accordingly, performance highlights are not included in this Prospectus.

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RELATED PERFORMANCE INFORMATION

KEELEY Alternative Value Fund.  As of the date of this prospectus, the KEELEY Alternative Value Fund (the “Fund”) is new and has no performance to report.  The Fund is a successor to a previously existing private fund that operated from [October 1, 2006] to [      ].  This section presents past performance information (“Performance”) of the private fund. Pursuant to a reorganization transaction completed on [            ], the private fund was reorganized into the Fund. The Fund assumed the private fund’s portfolio.  Broadmark, the investment sub-adviser to the Fund, and the Adviser were, respectively, the investment adviser and investment sub-adviser to the private fund.  The private fund and the Fund have substantially similar investment objectives, polices and strategies.  The Investment Adviser and Broadmark manage the Fund substantially similarly to the private fund.

The private fund Performance has been adjusted to reflect the anticipated fees and expenses of the Fund, including the [1.89%] annualized expense limit for Class A shares and the [1.64%] annualized expense limit for Class I shares that the Adviser has agreed to through [April 1, 2011], plus certain private fund expenses.  If the expense limitation is terminated, the expenses of the Fund may be higher than the [1.89%] and the [1.64%] expense limitation, respectively, for Class A and Class I shares, which would lower the Performance shown.  Actual fees and expenses will vary depending on, among other things, the applicable fee schedule, fund size, and applicable sales charges, if any.  The fee schedule and anticipated expenses of the Fund are included in this Prospectus.  The Performance is also compared with the performance figures for a benchmark index appropriate to the Fund.

THE PAST PERFORMANCE OF THE PRIVATE FUND IS NO GUARANTEE OF FUTURE RESULTS OF THE FUND. PLEASE NOTE THE FOLLOWING CAUTIONARY GUIDELINES IN REVIEWING THIS INFORMATION:

•      PERFORMANCE FIGURES ARE THE HISTORICAL PERFORMANCE OF THE INVESTMENT PORTFOLIO OF THE PRIVATE FUND, ALL ASSETS OF WHICH, AS A RESULT OF THE REORGANIZATION, ARE HELD BY THE FUND.  The Performance shown is not an indication of how the Fund will perform in the future.  The Fund’s performance in the future may be different from that shown due to factors such as differences in cash flows, fees, expenses, performance calculation methods, portfolio size, number of underlying pooled investments, investment limitations, diversification requirements and other restrictions imposed on registered funds by the 1940 Act, all of which, if applicable, could have a negative impact on the Fund’s performance.  In particular, the private fund’s Performance is not necessarily an indication of how the Fund will perform, as the private fund was not subject to investment limitations, and other restrictions imposed on registered management investment companies by the 1940 Act which, if applicable, could have a negative impact on the Fund’s performance.

•      THE BENCHMARK.  The Performance is compared to a broad-based securities index.  Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed funds, including the Fund.  Investments generally cannot be made directly in a broad-based securities index. The index is described below.

Predecessor Fund

Year-by-year total return as of 12/31 each year (%)

Best quarter: Q2 2008 20.99%

Worst quarter: Q3 2008 (24.06)%

The bar chart and Best and Worst quarters shown above do not reflect the maximum 4.50% sales load.  If these charts reflected the sales load, returns would be less than those shown.

Average Annual Total Returns for the periods ended December 31, 2009:

	1 Year	3 Years	5 Years	10 Years	Since Inception
Predecessor Fund Return Before Taxes
Class A*	15.28%	9.04%	N/A	N/A	12.78%
Class I**	21.56%	10.97%	N/A	N/A	14.55%
Russell 2500 Value Index***	27.68%	(6.97)%	0.84%	8.18%	(3.89)%
S&P 500 Index***	26.46%	(5.63)%	0.42%	(0.95)%	(3.30)%

*                                       The Class A performance in this table reflects the payment of a 4.50% sales load on the purchase of Class A Shares and an annual ordinary operating expense ratio of [1.89%] as a percentage of net assets.

**                                The Class I performance in this table reflects an annual ordinary operating expense ratio of [1.64%] as a percentage of net assets.

***                         Reflects no deduction for fees, expenses and taxes.

21

PRIVACY STATEMENT

Protecting your personal information is an important priority for us.  The Fund’s privacy policy is designed to support this objective.  We collect nonpublic personal information about you from the following sources:

•      Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•      Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Fund restricts access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Fund does not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

For example, if you maintain a brokerage account with Keeley Investment Corp., the Fund discloses information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Fund, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Fund.

We may share your nonpublic information with affiliates who require such information to provide products or services to you.  You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391.  We will honor your choice until you tell us otherwise.  If you have a joint account, your instruction will be applied to all account holders on that account.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Fund may mail only one copy of the Fund’s prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at 1-888-933-5391 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

22

TO LEARN MORE ABOUT THE FUND

Ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The Fund’s SAI includes additional information about the Fund.  The Fund’s SAI is incorporated by reference and is, therefore, legally a part of this prospectus.

ANNUAL/SEMI-ANNUAL REPORT.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports.  The Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a copy of the Fund’s SAI and annual/semi-annual reports without charge or to request other information about the Fund:

BY TELEPHONE
Call Toll Free 1-888-933-5391

BY MAIL
Write to:
KEELEY Alternative Value Fund
401 South LaSalle Street, Suite 1201
Chicago, IL 60605

BY E-MAIL
Send your request to info@keeleyfunds.com

View online or download the Fund’s prospectus
and application and the SAI at the
KEELEY Website: www.keeleyfunds.com

You can review and copy information about the Fund, (including the SAI) at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Commission’s Public Reference Room by calling the Commission at (202) 551-8090.  Reports and other information about the Fund also are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

23

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

April 1, 2010

KEELEY FUNDS, INC.

KEELEY Alternative Value Fund	401 SOUTH LASALLE STREET
Class A Shares	CHICAGO, ILLINOIS 60605
Class I Shares	312-786-5050
888-933-5391

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the current Prospectus of KEELEY Alternative Value Fund (the “Fund”) dated April 1, 2010, and any additional supplements thereto.

A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone number listed above.

At the date of this SAI the Fund has no operating history.  Audited financial statements will be contained in the Fund’s Annual Report dated September 30, 2010.  Unaudited financial statements will be included in the Fund’s Semi-Annual Report.

TABLE OF CONTENTS

INTRODUCTION	3

GENERAL INFORMATION AND HISTORY	3

INVESTMENT OBJECTIVE AND STRATEGIES	3

INVESTMENT POLICIES AND RISK CONSIDERATIONS	3

INVESTMENT RESTRICTIONS	16

PORTFOLIO TURNOVER	17

DISCLOSURE OF PORTFOLIO HOLDINGS	17

MANAGEMENT OF THE FUND	18

INVESTMENT ADVISER	24

PORTFOLIO MANAGER	25

ADMINISTRATION SERVICES	26

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	26

NET ASSET VALUE	27

PURCHASES AND REDEMPTION OF SHARES	28

SALES AT NET ASSET VALUE	28

EXCHANGE PRIVILEGE	28

TAXATION	29

DISTRIBUTION OF SHARES	33

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS	33

PORTFOLIO TRANSACTIONS AND BROKERAGE	35

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	36

PROXY VOTING	36

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

ADDITIONAL INFORMATION	37

INTRODUCTION

This Statement of Additional Information (“SAI”) contains further discussion of the Fund’s securities and investment techniques that are described in the Prospectus.  The information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques.  Captions and defined terms in the SAI generally correspond to those captions and terms as defined in the Prospectus.

This SAI does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the SAI at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

GENERAL INFORMATION AND HISTORY

The KEELEY Alternative Value Fund is a diversified series of Keeley Funds, Inc. (the “Corporation”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  The Corporation was incorporated in Maryland on April 6, 2005 and commenced operations on August 15, 2005 and has six separate series, including the Fund.  The Fund offers two share classes: Class A Shares and Class I Shares.  In addition to the fact that Class I Shares do not have a sales load, Class A Shares and Class I Shares have different expenses and other characteristics, allowing investors to choose the class that best suits their needs.  All shares of the Fund have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The KEELEY Alternative Value Fund (the “Fund”) seeks to earn a positive total return with managed market risk.

INVESTMENT STRATEGIES

While it is anticipated that the Fund will invest primarily in the types of equity securities described below, the Fund has broad and flexible investment authority.  For the equity portion, the Fund intends to pursue its investment objective by investing in companies with small and mid-size market capitalizations, which the Adviser currently defines as $7.5 billion or less.  Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small and mid-size market cap companies.  As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level.  If less than 80% of the Fund’s assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with small and mid-size market capitalization until the 80% threshold is restored.

The Investment Adviser has selected, and the Company’s Board of Directors has approved, Broadmark Asset Management, LLC (“Sub-Adviser” or “Broadmark”) as sub-adviser for the Fund.  Broadmark will attempt to mitigate market risk within the Fund’s equity portfolio through a dynamic hedging strategy based upon a multi-factor process that includes the use of certain derivative instruments described below, Exchange-Traded Funds (“ETFs”) and Exchange-Traded Notes (“ETNs”).  Broadmark may utilize any asset class of an ETF or ETN, but will primarily utilize equity-based instruments.  In performing its services, Broadmark will assess such factors as monetary policy, valuation characteristics, investor sentiment and momentum.  Broadmark will adjust the Fund’s net exposure to equities based upon its overall assessment of risk and opportunity.  When Broadmark perceives the Fund’s equity market risk to be high, and opportunity low, it will reduce the Fund’s net exposure by selling, among other things, futures and option combos, and may effect short sales of individual securities and/or ETFs and ETNs.  Broadmark can hedge up to 100% of the Fund’s long equity exposure.  Conversely, when

Broadmark perceives the Fund’s equity risks to be low and opportunities high, the Fund will have a low to zero exposure to hedging vehicles.  There is no guarantee that Broadmark will accurately measure existing risk.

Broadmark’s investments for the Funds may include short positions in ETFs, ETNs, publicly traded common stocks, stock warrants and rights, commodities, forward contracts and other derivative instruments.  Broadmark also anticipates trading in commodity contracts, commodity futures, financial futures and options thereon.

EQUITY SECURITIES

The Fund invests in common stocks, which represent an equity interest (ownership) in a business.  This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations.  The Fund also invests in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below).  Over time, common stocks historically have provided superior long-term capital growth potential.  However, stock prices may decline over short or even extended periods.  Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.  As a result, the Fund should be considered a long-term investment, designed to provide the best results when held for several years or more.  The Fund may not be a suitable investment if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

The Fund’s investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies.  For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses.  Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Because the Fund invests in stocks of issuers with smaller market capitalization, it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

The Fund may invest in debt securities of corporate and governmental issuers that are “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa)) assigned by Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”).

The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund’s portfolio as well as on market conditions.  In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities.  Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities generally rank senior to common stock in an issuer’s capital structure and may entail less risk of declines in market value than the issuer’s common stock.  However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

WARRANTS

The Fund may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time.  Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES

The Fund may invest in securities of foreign issuers.  The Fund does not consider ADRs and securities traded on a U.S. exchange to be foreign.

Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.  To the extent positions in portfolio securities are denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies.  For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Investors should understand and consider carefully the risks involved in foreign investing.  Investing in foreign securities, which are generally denominated in foreign currencies, involve certain risk considerations not typically associated with investing in U.S. securities.  These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less publicly available information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.  Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

UNSEASONED ISSUERS

The Fund may invest its net assets in the securities of “unseasoned issuers,” defined as those issuers that, together with predecessors, have been in operation for less than three years.  The Adviser believes that investing in securities of unseasoned issuers may provide opportunities for long-term capital growth.  Because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources, the risks of investing in such securities are greater than with common stock of more established companies.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in securities for which there is no ready market (“illiquid securities”), including, but not limited to, those securities that are not readily marketable because they are restricted securities.  Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale.  Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund’s investments.  Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser.  A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund’s portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices.  In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

OPTIONS, FUTURES AND OTHER STRATEGIES

General.  Broadmark may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to seek to dynamically hedge market risk within the Fund’s equity portfolio.  Generally, the Fund may purchase and sell any type of Financial Instrument.  Hedging strategies can be broadly categorized as short hedges and long hedges.  A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s equity portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.  Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire.  Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.  A long hedge is sometimes referred to as an anticipatory hedge.  In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns.  Rather, it relates to a security that the Fund intends to acquire.  If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the transaction were entered into for speculative purposes.  Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.  Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC).  The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act.  In addition, the Fund’s ability to use Financial Instruments is limited by tax considerations.  See Taxation.

In addition to the instruments, strategies and risks described below, Broadmark expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  Broadmark may utilize these opportunities to the extent that they are consistent with the Fund’s objective(s) and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

The use of Financial Instruments involves special considerations and risks, certain of which are described below.  In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)           Successful use of most Financial Instruments depends upon Broadmark’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)           There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investment being hedged.  For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly.  The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.  Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)           If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements.  However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements.  For example, if the Fund entered into a short hedge because Broadmark projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument.  Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.  In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)           As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5)           The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period.  Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge.  Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.  If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.  If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.  Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when Broadmark purchases an OTC option for the Fund, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or future contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities.  Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options.  When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised.  As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest.  The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past.  So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder.  In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price.  Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date.  By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio.  This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract.

While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.  [Generally, OTC foreign currency options used by the Fund are European-style options.] This means that the option is only exercisable immediately prior to its expiration.  This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.  Similarly, writing put options on futures contracts can serve as a limited long hedge.  Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income portfolio. If Broadmark wishes to shorten the average duration of the Fund’s fixed-income portfolio, the

Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract.  If Broadmark wishes to lengthen the average duration of the Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value.  Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market.  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.  Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by Broadmark may still not result in a successful transaction.  Broadmark may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index.  The price of the index futures contract may move more than or less than the price of the securities being hedged.  If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract.  If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.  It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline.  If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.  Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead.  If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.  Generally, it is the Fund’s objective to maintain net exposure between 100% and 0% net long.  For example, if the Fund invests 100% of its net assets in long positions and 100% of its net assets in short positions, the Fund is a “0% net long.”  The Fund’s short positions may equal up to 100% of the Fund’s net asset value, and it is possible that at certain times, the Fund may be approximately “100% short.”

Foreign Currency Hedging Strategies — Special Considerations. Subject to its restrictions, the Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance income or yield.  Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments.  In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which Broadmark believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.  The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts.  Subject to its restrictions, the Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract.

These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire.  Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euros’ value.  Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro.  This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that Broadmark believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another.  For example, if the Fund owned securities denominated in a foreign currency and Broadmark believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.  This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.  Forward currency contracts are individually negotiated and privately traded by currency traders and their customers.  These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency.  Because these transactions are not entered into for hedging purposes, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis.  The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.  As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  [However, Broadmark believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.]  Successful use of forward currency contracts depends on Broadmark’s skill in analyzing and predicting currency values.  Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as Broadmark anticipates.  There is no assurance that Broadmark’s use of forward currency contracts will be advantageous to the Fund or that Broadmark will hedge at an appropriate time.

Combined Positions.  The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments.  The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.

Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.

COMMODITY FUTURES CONTRACTS

Broadmark can invest the Fund in commodity futures contracts.  There are several additional risks associated with transactions in commodity futures contracts.

Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.

Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.  The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks that might subject the Fund’s investments to greater volatility than investments in traditional securities.

SHORT SALES

Broadmark may engage in short sales for hedging purposes that is designed to protect the Fund against companies whose credit is deteriorating, or, with respect to ETFs or ETNs, whose underlying indices are deteriorating.  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  The Fund’s short sales will be limited to securities listed on a national securities exchange.  To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, U.S. Government securities or other liquid securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security sold short declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.  Any gain or loss on the security sold short would be separate from a gain or loss on the Fund security being hedged by the short sale.

EXCHANGE TRADED FUNDS (“ETFs”) AND EXCHANGE TRADED NOTES (“ETNs”)

An investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies.  ETFs are registered investment companies with a stated investment objective and are subject to various investment policies and restrictions.  ETNs are senior, unsecured, unsubordinated debt securities.  They are designed to provide investors with a way to access the returns of market benchmarks or strategies.  ETNs are not ETFs, but they do share several characteristics.  For example, they trade on an exchange, can be shorted and they are linked to the return of a benchmark index.

Broadmark generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases, the Fund will pay customary brokerage commissions for each purchase and sale.  Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.”  Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if Broadmark believes it is in the Fund’s interest to do so.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

There is a risk that ETFs may terminate due to extraordinary events.  For example, any of the service providers to the ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider.  Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names.  If those licenses are terminated, the respective ETFs may also terminate.  In addition, an ETF may terminate if its net assets fall below a certain amount.

The Fund’s investments in ETNs are subject to issuer credit risk.  For example, if the credit rating of the issuer of the ETN is downgraded, the Fund’s investment may drop in value, even if no change in value has occurred in the underlying index.  In addition, in a default situation involving an ETN, it is possible that the Fund could lose its principal investment.

Although Broadmark believes that, in the event of the termination of an ETF, it will be able to invest the Fund’s assets in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board of Directors.  The Fund will pay a portion of the income earned on the lending transaction to the securities lending agent and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned.  Loans are subject to termination at any time by the Fund or the borrower.  When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Corporation’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid.  In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.  The Fund could experience losses as a result of a diminution in value of its cash collateral investment.

RECENT MARKET EVENTS

Events in the financial sector during the past several years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.  Both domestic and foreign equity markets experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

In addition to the recent unprecedented turbulence in financial markets, the reduction in the availability of, and/or the prohibitively high cost of credit adversely affected many issuers worldwide.  This potential increase in an issuer’s cost of funds resulted in less money being available to fund continuing operations, prospective growth opportunities, and dividend payments of companies.  These events and possible continuing market turbulence may have an adverse effect on the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions.  Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment limitations.

The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

1.             With respect to 75% of the Fund’s net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

2.             With respect to 75% of the Fund’s net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

3.             The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

4.             The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

5.             The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

6.             The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund’s investment restrictions.

7.             The Fund will not concentrate its investments by investing 25% or more of the value of its total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

8.             The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that:  (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets.  The Fund does not currently intend to enter into reverse repurchase agreements.

9.             The Fund will not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

10.           The Fund will not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

In addition to the fundamental restrictions listed above, the Fund has adopted the following non-fundamental restrictions that may be changed by the Board of Directors, without shareholder approval:

1.             The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

2.             The Fund will not acquire securities of other investment companies except:  (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization.  In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund.  However, the Fund is authorized to invest in ETFs in excess of the above mentioned limitations if (i) such investment is carried out in accordance with the conditions outlined in specific SEC’s exemptive orders, and (ii) such investment is carried out in accordance with the policies and procedures adopted by the Board of Directors.

The investments and strategies described above are those that are used under normal conditions.  During adverse economic, market or other conditions, the Fund may assume temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, including cash and cash equivalents.  The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.  The Fund cannot guarantee that it will achieve its investment goal when adopting a temporary defensive investment position.

PORTFOLIO TURNOVER

The Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of long-term portfolio securities for the fiscal period by the monthly average of the value of long-term portfolio securities owned by the Fund during the fiscal period.  A 100% portfolio turnover rate would occur, for example, if all of the long-term portfolio securities were replaced once during the fiscal period.  Portfolio turnover rates will vary from year to year, depending on market conditions.  Increased portfolio turnover may result in greater brokerage commissions.

At the date of this SAI, the Fund has no operating history and information relating to the portfolio turnover rate is not available.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted a policy that it will disclose publicly portfolio holdings (other than to rating agencies and third party service providers) only when that information is filed with the Securities and Exchange Commission (“SEC”) or sent to shareholders pursuant to annual, semi-annual or quarterly reports.  In most cases, this information will be filed with the SEC sixty days after the date of public disclosure.  Information may be sent to shareholders earlier than sixty days after its date, but in such cases, the information will be sent to all shareholders at the same time.  The Fund discloses holdings on a monthly basis to certain rating and ranking organizations, including:  Standard & Poor’s, Bloomberg, Thomson Financial, Lipper and Morningstar.  The Fund discloses its holdings on a quarterly basis to Vickers.  The Fund has no special agreements with the rating and ranking organizations that require they keep the information provided to them confidential or that impose restrictions on them with respect to trading based on the disclosure of such information.  No information is released until it is at least 15 days old and all information is sent to all parties at the same time.  The Fund may disclose portfolio information to its third-party service providers, without lag, as part of the Fund’s normal investment activities.  Third-party service providers receive portfolio holdings information more frequently than this information is filed with the SEC or sent to shareholders, when there is a legitimate business purpose for such disclosure.  These third-party service providers include Broadmark, the Fund’s sub-adviser; U.S. Bancorp Fund Services, LLC, the Fund’s administrator, transfer agent, and fund accountant; U.S. Bank N.A., the Fund’s custodian and securities lending agent; the Fund’s pricing service, IDC; the Fund’s independent registered public accountant, PricewaterhouseCoopers, LLP; and the Fund’s counsel, K&L Gates LLP.  The Fund’s contracts with the administrator, transfer agent, fund accountant, and custodian include provisions that require they treat all information that they receive from the Fund as confidential, not use that information for any purpose other than to perform their obligations under their contracts with the Fund, and not disclose that information to any third-party without written authorization from the Fund or pursuant to court order.

The Fund’s Chief Compliance Officer (“CCO”) reviews the policies and procedures of the Fund’s third-party service providers to ensure that their policies and procedures restrict trading based on information they receive from clients, and provide for confidential handling of client information.  Under the Corporation’s policies, no one has authority to make any other disclosure of portfolio information.  Officers and directors of the Corporation, the Sub-Adviser and the Adviser, and officers of the Distributor who are also officers of the Corporation or the Adviser of necessity have access to information about the Fund and its investments, including its portfolio holdings, but the Corporation and the Fund’s Sub-Adviser, Adviser and Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information.  The Corporation’s code of ethics also prohibits access persons (who include officers and directors of the Corporation) from buying and selling securities which the Fund is buying or selling or considering buying or selling, except with the prior approval of the President of the Corporation or his designee (or in the case of his trades, another officer designated by the Board).

Personal trading information is compiled and reviewed monthly by the CCO and/or his designee.  It is against the policy of the Corporation for the Corporation or its Adviser to receive compensation for the disclosure of portfolio holdings information.  The portfolio holdings disclosure policy of the Corporation has been approved by the Board of Directors and, under the Corporation’s procedures, may only be changed with Board approval.

MANAGEMENT OF THE FUND

GENERAL

The Board of Directors has overall management responsibility for the Corporation and the Fund.  Corporation officers and the administrator are responsible for the day-to-day operations of the Fund.  The Adviser is responsible for investment management of the Fund under the Investment Advisory Agreement, and it has entered into an investment sub-advisory agreement with Broadmark Asset Management LLC (the “Sub-Adviser”), for the provision of certain investment sub-advisory services.  The Corporation, the Sub-Adviser, the Adviser and the Distributor each have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act.  Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

The Board has established a Committee of Independent Directors (the “Committee”), which is composed exclusively of Directors who are “non-interested” Directors (as such term is defined in the 1940 Act).  The Committee oversees (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of each of the Fund and the independent audits thereof; and (iii) the independence and effective functioning of the Board.  In addition, the Committee acts as liaison between the Corporation’s independent registered public accountants and the full Board, pre-approves the scope of the audit and non-audit services the Corporation’s independent registered public accountants provide to the Corporation and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Fund, as well as any Rule 12b-1 plan of the Fund and any related agreement.  For the fiscal year ended September 30, 2009, the Committee of Independent Directors met [five] times.

The Executive Committee has the authority to take actions on behalf of the Board in between Board meetings, with such actions being subject to the ratification of the full Board at the next scheduled meeting.  Messrs. J. Keeley Jr., Klingenberger and Fitzgerald serve as members of the Executive Committee until the election and qualification of their successors.  For the fiscal year ended September 30, 2009, the Executive Committee met [one time].

BOARD LEADERSHIP STRUCTURE

The Board of Directors of the Fund is composed of seven Directors.  Mr. J. Keeley is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.  The Chairman of the Board is Mr. Jerome Klingenberger.  Mr. Klingenberger is a “Non-Interested” Director.  The Board has established two standing Committees: the Committee of Independent Directors and the Executive Committee.  The functions, responsibilities and composition of each Committee are described above.

Each Director was appointed to serve on the Board because of his experience, skills and qualification (please see the paragraph “Experience of Directors” below).  The Board believes that its leadership structure is appropriate in light of the size of the Corporation and the nature of its business, and is consistent with industry practices.  In particular:

•              Board Composition.  The Board believes that having a super-majority of Non-Interested Directors is appropriate and in the best interest of the Corporation’s shareholders.  Nevertheless, the Directors also believe that having an interested person serve on the Board brings a corporate and financial viewpoint that is, in the Board’s view, a crucial element in the Directors’ decision-making process.  In addition, Mr. J. Keeley, as the president and primary owner of the Adviser, which is the sponsor of the Funds, provides the Board with the perspective of the Adviser in managing and sponsoring the Funds.

•              Committee of Independent Directors.  The Directors believe that a standing Committee composed exclusively of individuals who are Non-Interested Directors will help in preventing the occurrence of conflicts of interests and allows those Directors to engage in a candid discussion on, among other things, the performance of the Adviser, outside the presence of management.

•              Executive Committee.  The Board believes that an executive committee allows the Board to act expeditiously when the delay for obtaining full Board authorization could cause the Corporation to miss business opportunities.  The fact that (i) a majority of the members of the Executive Committee is composed of non-interested Directors, and (ii) any action taken by the Executive Committee must be ratified by the full Board at the following meeting, is designed to ensure that the Executive Committee acts in the best interest of the shareholders and in the absence of conflicts of interests.  The Corporation anticipates that the Executive Committee will be convened on a very infrequent basis.

BOARD OVERSIGHT OF FUND RISK

The Board has not established a standing risk committee at the current time.  Rather, the Board requires the Adviser to report to the Board, on a regular and as-needed basis, on actual and possible risks to the Corporation as a whole.  The Adviser reports to the Board on the various elements of risk that have affected, or that may affect, the business of the Corporation, including investment risk, credit risk, liquidity risk and operational risk, as well as the overall business risk relating to the Funds, including based upon industry norms.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s non-interested Directors and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Fund’s compliance policies and procedures.  The CCO regularly discusses the relevant risk issues affecting the Corporation during private meetings with the Non-Interested Directors.  The CCO also provides to the Board updates on the application of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO reports to the Board immediately in-between Board meetings in case of any problems associated with the Fund’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

The Board oversees the risks involved in the Fund’s investment in derivatives as part of its overall oversight function.  [The Board has integrated derivatives controls and risk management oversight into the Corporation’s overall compliance policies and procedures.  Among other things, these policies address the categories of derivatives in which the Fund may invest, the use of derivatives (e.g., investment or hedging only), the limits on derivatives exposure by percentage of Fund assets or derivatives category, as well as the ongoing monitoring of derivative investments.  The Adviser reports to the Board on the Fund’s use of derivatives as part of its quarterly report.]

DIRECTORS AND OFFICERS

The names of the Directors and officers of the Fund, the date each was first elected or appointed to office, and their principal business activities during the past five years and other directorships they hold, are shown below:

Name and Age as of December 31, 2009	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Independent Directors*

Jerome J. Klingenberger(2) Age: 54	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (electronic components and control systems)	6	None

Walter D. Fitzgerald Age: 69	Director	Director since 2006	Vice President, RBC Dain Rauscher until retirement on June 1, 2005	6	None

John G. Kyle(2) Age: 68	Director	Director since 1993	Owner and operator of Shell Oil Services Stations and Gasoline Distributor	6	None

John F. Lesch(2) Age: 69	Director	Director since 1993	Attorney with Nisen & Elliott, LLC	6	None

Sean Lowry(2) Age: 56	Director	Director since 1999	Executive Vice President Mortgage Services of Pacor Mortgage Corp.	6	None

Elwood P. Walmsley(2) Age: 69	Director	Director since 1999	Owner of Lakeside Manor Rentals, LLC, since 2002 and Director of Sales for H.B. Taylor Company (food ingredients), since 2003	6	None

Interested Director and Officer*

John L. Keeley, Jr.(2) (3)(4) Age: 69	Director and President	Director and President since 1993	Director, President and Treasurer of Keeley Investment Corp., Director and President of Keeley Asset Management Corp., President and Director of KEELEY Small Cap Value Fund, Inc., from 1993 to 2007, and KEELEY Funds, Inc., since 2005 and Chairman, President and principal controlling shareholder of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.)	6	Director of Marquette National Corp., Trustee of Loyola University Health System

Name and Age as of December 31, 2009	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers*

Robert Becker(2) Age: 67	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp.

John L. Keeley, III(2)(4) Age: 48	Vice President	Vice President since 2005

Senior Vice President of Keeley Asset Management Corp., Vice President of Keeley Investment Corp., Vice President of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007, and KEELEY Funds, Inc. since 2005

Robert M. Kurinsky(2) Age: 37	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008

Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp., Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.; Secretary of KEELEY Funds, Inc. since 2006; Secretary from 2006 to 2007 and Treasurer during 2007 of KEELEY Small Cap Value Fund, Inc.; Treasurer of KEELEY Funds, Inc. since 2007; Treasurer and Secretary of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Treasurer and Secretary of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Various Legal, Accounting and Risk Management Positions for Driehaus Capital Management, Inc. from 2001 to 2006

Guy F. Talarico Age: 54	Chief Compliance Officer	Chief Compliance Officer since 2004

Chief Executive Officer of ALARIC Compliance Services, LLC since 2005; Co-Chief Executive Officer of EOS Compliance Services, LLC from 2004 to 2005; Senior Director of Investors Bank & Trust Institutional Custody Division from 2001 to 2004; Chief Compliance Officer of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007 and KEELEY Funds, Inc. since 2005.

Mark Zahorik(2) Age: 47	Vice President	Vice President since 1997

Senior Vice President of Keeley Asset Management Corp., General Partner of KAMCO Thrift Partners, L.P., Vice President of Keeley Investment Corp., KEELEY Small Cap Value Fund, Inc. from 1997 to 2007 and KEELEY Funds, Inc. since 2005

*	The business address of the Directors and Officers listed above is the address of the Corporation: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)

Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Corporation’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Fund.

(3)	John L. Keeley, Jr. is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.
(4)	John L. Keeley, III is John L. Keeley, Jr.’s son.

The Directors held the following official positions and directorships at public companies or registered investment companies during the last five calendar years.

Director	Company Name and Position Held	From/To	Principal business of the Company
Walter D. Fitzgerald	[ ]	[ ]	[ ]
Jerome J. Klingenberger	None	N/A	N/A
John G. Kyle	None	N/A	N/A
John F. Lesch	None	N/A	N/A
Sean Lowry	None	N/A	N/A
Elwood P. Walmsley	None	N/A	N/A
John L. Keeley, Jr.	Marquette National Corp.	1994-Present	Community Bank
	Loyola University Health System	2008-Present	Non-Profit Hospital

EXPERIENCE OF DIRECTORS

The following summary outlines each Director’s experience, qualifications, attributes and skills that lead to the conclusion that each Director should serve as a Director of the Fund.

Walter D. Fitzgerald

[Mr. Fitzgerald has more than 30 years of experience in the financial services industry.  He acted as a principal and obtained certifications from FINRA (and its predecessor NASD) and the NYSE.  Mr. Fitzgerald holds a BA from the University of Toronto and an MBA from the University of Michigan.]

[The Board concluded that Mr. Fitzgerald is suitable to act as Director of the Fund because of his academic background and his extensive investment management experience.]

Jerome J. Klingenberger

[Mr. Klingenberger is a Certified Public Accountant.  Mr. Klingenberger served as an auditor for a public accounting firm and his clients included publicly traded companies.  Mr. Klingenberger holds a BBA in Accountancy from the University of Notre Dame and an MBA from the University of Chicago.]

[The Board concluded that Mr. Klingenberger is suitable to act as Director of the Fund because of his academic experience, his work experience and his financial reporting experience.]

John G. Kyle

[Mr. Kyle has owned and managed several energy-related businesses for forty years.  Mr. Kyle holds a Liberal Arts degree from Lake Forest College.]

[The Board concluded that Mr. Kyle is suitable to act as Director of the Fund because of his academic and business experience].

John F. Lesch

[Mr. Lesch is an attorney specializing in estate planning and trust administration.  He has served on the board of directors of closely held corporations, charitable foundations, and a municipal governance board.  Mr. Lesch holds an undergraduate degree from Northwestern University.]

[The Board concluded that Mr. Lesch is suitable to act as Director of the Fund because of his educational background and experience on other corporate, charitable and municipal boards.]

Sean Lowry

[Mr. Lowry owns a mortgage business that has been in operation for the last 18 years.  Mr. Lowry served as a director of trading operations at the Chicago Board Options Exchange (“CBOE”) from 1985 to 1992.  Mr. Lowry worked as an independent trader at the CBOE from 1974 to 1980.]

[The Board concluded that Mr. Lowry is suitable to act as Director of the Fund because of his understanding of the financial services industry and of his prior and current work experience.]

Elwood P. Walmsley

[Mr. Walmsley has more than 25 years of experience in sales.  He played a significant role in building brand awareness and expanding territorial sales for companies engaged in the food industry.  Mr. Walmsley holds an MBA from Georgia State University and a degree in Accounting & Finance from Northern Illinois University.]

[The Board concluded that Mr. Walmsley is suitable to act as Director of the Fund because of his academic background and his extensive business experience.]

John L. Keeley, Jr.

[Mr. Keeley has been an officer of the Distributor and the Adviser since their inceptions in 1977 and 1981, respectively.  Mr. Keeley is a Chartered Financial Analyst and holds an MBA from the University of Chicago.  Mr. Keeley also serves as a Director on the boards of a local community bank and a non-profit hospital.]

[The Board concluded that Mr. Keeley is suitable to act as Director of the Fund because of his academic background, the fact that he founded both the Adviser and Distributor, and his extensive investment management experience.]

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director contribute to the Board’s diversity of experiences and bring a variety of complementary skills.  It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Corporation in a manner consistent with the best interests of the Corporation’s shareholders.

As of December 31, 2009, the dollar range of equity securities owned beneficially by each Director was as follows:

Name of Director	Dollar Range of Equity Securities in Alternative Value Fund (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John L. Keeley, Jr.	$0.00	Over $100,000
John F. Lesch	$0.00	Over $100,000
John G. Kyle	$0.00	Over $100,000
Elwood P. Walmsley	$0.00	Over $100,000
Jerome J. Klingenberger	$0.00	Over $100,000
Sean Lowry	$0.00	Over $100,000
Walter D. Fitzgerald	$0.00	$50,001 – 100,000

(1)           The Fund is newly established and the Directors did not own equity securities in the Fund as of December 31, 2009.

With the exception of the CCO, the Officers are “interested persons” of the Fund and are also Officers of Keeley Asset Management Corp., Keeley Investment Corp. or its Affiliates, and receive compensation from those companies.  They do not receive any compensation from the Fund.  The CCO has a contractual agreement with the Corporation, whereby the Corporation compensates the CCO $14,163 monthly.

Each Non-Interested Director receives $2,500 from the Corporation for each meeting that he or she attends in person, $1,500 for each meeting that he or she attends telephonically and an annual retainer of $50,000.  The Chairman receives an additional fee equal to 40% of the Directors’ annual retainer and per meeting fee from the Corporation.  Regular Board meetings are held quarterly.  Directors do not receive any pension or retirement plan benefits from the Corporation.

In November 2009, the Board adopted a deferred compensation plan for the benefit of the Non-Interested Directors.  Under the deferred compensation plan, each participating Director may elect in advance to defer cash compensation to be earned by the participant during the plan year.  A participant may elect to receive payments in the form of a lump sum cash payment or in the form of an annual or quarterly installment payout over a specified period of two to five years.  Each participant will designate one or more series of the Corporation in which to invest the deferred fees.  The plan is effective January 1, 2010.

As of the date of this SAI the Directors have not received any compensation from the Fund.  The Corporation does not expect to pay any Officer more than $60,000 in its current fiscal period.  The only officer who will receive any compensation from the Corporation exceeding $60,000 is the CCO, Guy Talarico.  The CCO does not receive any pension or retirement benefits accrued as part of fund expenses.  The table below summarizes the aggregate compensation that the Directors have received from the other series of the Corporation (the “KEELEY Funds”) for the most recently completed fiscal year.

Name of Person, Position	Aggregate Compensation from the KEELEY Funds		Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Directors
John L. Keeley, Jr., Director	None		None	None	None
John F. Lesch, Director	$	[ ]	None	None	$	[ ]
John G. Kyle, Director	$	[ ]	None	None	$	[ ]
Elwood P. Walmsley, Director	$	[ ]	None	None	$	[ ]
Jerome J. Klingenberger, Chairman and Director	$	[ ]	None	None	$	[ ]
Sean Lowry, Director	$	[ ]	None	None	$	[ ]
Walter D Fitzgerald, Director	$	[ ]	None	None	$	[ ]

Officers and Directors of the Fund do not pay sales loads on purchases of Fund shares.  The Corporation believes the waiver of sales loads for those people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it keep them advised of the Fund’s activity or performance.  In addition, the Corporation believes that the waiver of the sales load will encourage their ownership of the Fund’s shares, which the Corporation believes is desirable.

INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

Keeley Asset Management Corp., 401 S. LaSalle Street, Chicago, IL  60605, the Fund’s investment adviser (the “Adviser”), was organized in the State of Illinois on December 28, 1981.  John L. Keeley, Jr. owns a controlling interest in Joley Corp., which is the parent company of the Adviser and is thereby deemed to “control” the Adviser.  On July 21, 2008, Joley Corp. completed a minority leveraged recapitalization with TA Associates.  There was no change of control at Joley Corp. or any of its affiliates, including the Adviser, as a result of this transaction.

The investment advisory agreement between the Corporation and the Adviser for the Fund is dated [            ] (the “Advisory Agreement”).  The Advisory Agreement has an initial term of two years and thereafter must be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal also must be approved by the vote of a majority of the Corporation’s directors who are not interested persons of the Corporation, as defined under the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, the Adviser is responsible for administering the Fund’s affairs and supervising the investment programs and must do so in accordance with applicable laws and regulations.  The Adviser also furnishes the Board of Directors with periodic reports on the Fund’s investment performance.  The Advisory Agreement also provides that the Adviser shall not be liable to the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement.

For its services as investment adviser of the Keeley Alternative Value Fund, the Adviser receives a monthly fee at an annual rate of [1.60]%.

The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed [1.89%] for Class A Shares and [1.64%] for Class I Shares.  The waivers are in effect through April 1, 2011.

The Adviser has selected, and the Company’s Board of Directors has approved, Broadmark as sub-adviser for the Fund.  Broadmark, 12 East 52nd St., 3rd Floor, New York, New York, is a Delaware limited liability company that is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended.  As of December 31, 2009, Broadmark had assets under management of approximately $[      ] million.  The Adviser will review, monitor and report to the Board of Directors of the Company on the performance and investment procedures of Broadmark and assist and consult with Broadmark in connection with the Fund’s investment program.  Broadmark, under the supervision of the Adviser, will be responsible for the selection of broker-dealers, the negotiation of commission rates and the execution of transactions of the Fund effected to carry out the dynamic hedging strategy.  Payments to the Sub-Adviser for its services are made by the Adviser.  For its services, Broadmark receives sub-advisory fees at an annual rate of [0.60]% of the average daily net assets.

The Adviser and Broadmark are engaged in a broad range of portfolio management, portfolio advisory and other business activities.  Their services are not exclusive to the Fund and nothing prevents them, or any affiliates, from providing similar services to other investment funds and other clients (whether or not their investment objectives, strategies, or criteria are similar to those of the Fund) or from engaging in other activities.

A discussion regarding the basis of the approval of the Advisory Agreement as well as the material factors considered by the Board will be available in the Fund’s semi-annual report to shareholders dated March 31, 2010.

PORTFOLIO MANAGER

Equity Portion

John L. Keeley, Jr. has been President and primary investment manager for the Adviser since its incorporation in 1981.  He is the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund.

The Adviser focuses the equity portion of the Fund on particular kinds of undervalued stocks, and attempt to concentrate on identifying companies going through major changes (corporate restructuring), including:

•           corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

•           financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

•           companies selling at or below actual or perceived book value;

•           savings and loan and insurance conversions; and

•           distressed utilities.

Current dividend or interest income is not a factor for the Fund when choosing securities.  Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

•           equities with positive cash flow;

•           desirable EBITDA (earnings before interest, taxes, depreciation and amortization);

•           motivated management; and

•           little attention from Wall Street.

Research sources include company documents, subscription research services, select broker/dealers and direct company contact.  It is the Adviser’s intention typically to hold securities for more than two years to allow the corporate restructuring process to yield results.  But, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

Mr. Keeley does not receive any compensation specifically for acting as portfolio manager of the Fund.  As of                      , Mr. Keeley [did not own any shares in the Fund].

Dynamic Hedging Portion

Christopher J. Guptill is the Chief Executive Officer and has been the Chief Investment Officer of Broadmark since its inception in 1999.  He is primarily responsible for managing the market risk of the portfolio.

Broadmark will seek to protect the Fund from market risk through a dynamic hedging strategy by measuring such factors as monetary policy, valuation characteristics, investor sentiment and momentum.

Conflicts

A conflict will arise if the portfolio manager decides to sell a security that any of the KEELEY Funds holds or to purchase a security for a KEELEY Fund at the same time that such security is to be purchased or sold by a KEELEY Fund, other pooled investment vehicles and other individual accounts and there is not sufficient trading volume to permit the fill of all of the orders at the same time without affecting the price.  Such action could have an effect on the price of the securities, and could potentially result in a KEELEY Fund paying more (with respect to a purchase) or receiving less (with respect to a sale) than might otherwise be the case if only that KEELEY Fund were purchasing or selling that security.  Historically, when a fund and any of those other accounts purchased or sold the same security on the same day, the KEELEY Funds received the best price or the same price, and if possible the transactions were averaged.  If the KEELEY Funds buy or sell the same security on the same day, the prices will be averaged and each will receive the same price.  If it is not possible to fill all of the orders for the same security for each of the KEELEY Funds and the other accounts managed by the Adviser, the securities purchased or sold will be allocated among the purchasers or sellers proportionate to the number of shares that each requested to purchase or sell.

ADMINISTRATION SERVICES

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp” or the “Administrator”), 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, is the Fund’s administrator.  The Administrator assists in preparing and filing the Fund’s federal and state tax returns and required tax filings (other than those required to be made by the Fund’s custodian or transfer agent); participates in the preparation of the Fund’s registration statement, proxy statements and reports; prepares state securities law compliance filings; oversees the Fund’s fidelity insurance relationships; compiles data for and prepares notices to the SEC; prepares the Fund’s annual and semi-annual reports to the SEC and current shareholders; monitors the Fund’s expense accounts, the Fund’s status as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund’s arrangements with respect to services provided pursuant to the Fund’s Distribution Plan, compliance with the Fund’s investment policies and restrictions; and generally assists in the Fund’s administrative operations.

The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement.

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SECURITIES LENDING AGENT

FUND ACCOUNTANT

U.S. Bancorp also acts as the fund accountant for the Fund.  U.S. Bancorp’s services include: maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for the Fund’s expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the

Fund; determining net asset values of the Fund; calculating net asset value per share and maintaining tax accounting records for the investment portfolio.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian for the Fund.  The Custodian is responsible for: holding all securities and cash of the Fund; receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making all payments covering expenses of the Fund; and performing other administrative duties, all as directed by authorized persons of the Fund.  The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund.  The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law.  The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp acts as the Transfer and Dividend Disbursing Agent for the Fund.  U.S. Bancorp’s services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses.  These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Fund and with the approval of the Board of Directors.

U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Fund and monitors the total number of shares sold in each state.

SECURITIES LENDING AGENT

U.S. Bank National Association (“U.S. Bank”) is the Fund’s securities lending agent.  In its capacity as securities lending agent, U.S. Bank, among other things: enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Fund and invests the cash collateral in accordance with the instructions received by the Adviser.

NET ASSET VALUE

For purposes of computing the net asset value of a share of the Fund (the “NAV”), securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or if there are no reported sales on that day, at the most recent bid quotations.  Securities traded on only the over-the-counter markets are valued on the basis of closing over-the-counter bid prices when there is no last sale price available.  Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.  Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

The Fund’s NAV will not be determined on any day on which the New York Stock Exchange (“NYSE”) is not open for trading.  The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act.  As a result of this election, the Fund must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder.  Redemptions in excess of those above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account.  Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

PURCHASES AND REDEMPTION OF SHARES

For information on purchase and redemption of shares, see “How to Buy, Sell and Exchange Shares” in the Fund’s Prospectus.  The Fund may suspend the right of redemption of shares for any period: (i) during which the NYSE is closed other than customary weekend and holiday closing or during which trading on the NYSE is restricted; (ii) when the Securities and Exchange Commission (the “SEC”) determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (iii) as the SEC may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

SALES AT NET ASSET VALUE

CLASS A SHARES

Only certain sales of Class A Shares are made at NAV, meaning they are not subject to a sales charge.  This is because certain investor and intermediary transactions involve little or no expense.  The investors who may be able to purchase Class A shares without paying an initial sales charge generally are as follows:

•      Certain trustees, directors, employees and affiliates of the Adviser;

•      Certain financial intermediary personnel;

•      Certain tax-exempt entities;

•      Certain financial institutions, including banks, brokers or insurance companies;

•      Clients of the Adviser or other registered investment advisers charging periodic or asset-based fees.

Furthermore, reinvestment of dividends or distributions or the exchanges of shares of one KEELEY Fund for another (including the Prime Obligations Fund) are not subject to a sales charge.  The minimum initial investment for Class A Shares is $2,500, and the minimum for additional investments is $50, each are subject to change at any time.  The Distributor may waive the sales charge in certain other limited instances where it perceives there to be little or no expense associated with the share purchase.

Please check with the Distributor whether you qualify for investment in Class A Shares at NAV.

CLASS I SHARES

All sales of Class I Shares are made at NAV, meaning they are not subject to a sales charge.  In addition, Class I Shares are not subject to the 12b-1 Plan, which results in a lower overall expense ratio than Class A Shares.  The minimum initial investment for Class I Shares is $1.0 million, and the minimum for additional investments is $10,000 and is subject to change at any time.  The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

Please check with the Distributor to confirm whether you qualify for investment in Class I Shares.

EXCHANGE PRIVILEGE

Investors may exchange some or all of their Fund shares between identically registered accounts of other KEELEY Funds or for shares of First American Prime Obligations Fund (the “Prime Obligations Fund”).  The minimum exchange amount between the KEELEY Funds is $250. The minimum exchange amount between any of the KEELEY Funds and shares in the Prime Obligations Fund is described in the Prime Obligation Fund’s prospectus.  For exchange purposes, Class A Shares may only be exchanged for Class I Shares if an investor meets the $1.0 million investment minimum for Class I Shares.  An investor is limited to four exchanges in each 12 month period.  Investors who are interested in exercising the exchange privilege should first contact the KEELEY Funds to obtain instructions and any necessary forms.  The exchange privilege does not in any way constitute an offering or recommendation on the part of the KEELEY Funds or the Adviser of an investment in the Prime Obligations Fund.  Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectuses of the KEELEY Funds and the Prime Obligations Fund before exercising the exchange privilege.

The Distributor is entitled to receive a fee from Prime Obligations Fund for certain distribution and support services at the annual rate of 0.002% of the average daily net asset value of the shares for which it is the holder or dealer of record.

The exchange privilege will not be available if:  (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Prime Obligations Fund or the KEELEY Funds, or (ii) the proceeds from redemption of the shares of the Prime Obligations Fund are not immediately reinvested in shares of a KEELEY Fund. The exchange privilege may be terminated by any KEELEY Fund at any time.

For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold your shares as a capital asset.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), and 90% of its net tax-exempt interest income in each year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders.  The Fund may retain for investment its net capital gain.  However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax.  To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income.  Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income.  Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders, and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares, except as noted below.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

It is not clear whether any significant portion of the dividends paid by the Fund qualify for the Dividends Received Deduction or the reduced rate of taxation that applies to “qualified dividend income” received by individuals under Section 1(h)(11) of the Code.  For taxable years beginning before January 1, 2011, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%.  Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria.  The Fund generally can pass the tax treatment of qualified dividend income, if any, it receives through to Fund shareholders.  For the Fund to receive qualified dividend income, it must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks).  In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.  The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund.  For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.  Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the investment date.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

For a description of the Fund’s distribution policies, see “Distributions and Taxes” in the Fund’s Prospectus.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder’s holding period for the shares.  Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.  The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning before January 1, 2011.  Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF THE FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the Dividends Received Deduction, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code.

The Fund may make certain tax elections in order to mitigate the effect of these provisions.  The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS

The Fund’s transactions in options and futures contracts, if any, will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

NON-U.S. TAXES

Since the Fund may invest in non-U.S. securities, its income from such securities may be subject to non-U.S. taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

PASSIVE FOREIGN INVESTMENT COMPANY

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and it elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.  Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the nondeductible 4% excise tax (described above).  Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments.  In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash.  Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax.  Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for U.S. federal income tax purposes on certain hedging strategies with respect to appreciated financial positions.  Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.  The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities, convertible securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service.  To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring it to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions.  Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DISTRIBUTION OF SHARES

Keeley Investment Corp. (the “Distributor”), 401 S. LaSalle Street, Chicago, IL 60605, acts as the principal underwriter for the Fund under an Underwriting Agreement between the Corporation and the Distributor. The Distributor is a registered broker-dealer under the Securities Act of 1934, member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Securities Investor Protection Corporation (“SIPC”), and an affiliate of the Adviser.

The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under “How Shares are Priced.”  The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund.  A portion of these costs may be reimbursed by the Fund pursuant to the Fund’s Distribution Plan (the “Plan”) described below.  The Distributor may receive brokerage commissions for executing portfolio transactions for the Fund.  The Distributor may enter into sales agreements with other entities to assist in the distribution effort.  Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge.  The Distributor may also compensate these entities out of the distribution fees received from the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN

For Class A Shares, the Corporation has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The Plan was adopted anticipating that the Fund will benefit from the Plan through increased future sales of shares of the Fund eventually reducing the Fund’s expense ratio and providing an asset size that will allow the Adviser greater flexibility in management.  The Plan may be terminated at any time by a vote of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund.  Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

Pursuant to the Plan, the Fund will pay directly or reimburse the Distributor a 12b-l distribution and other fee equal to the amounts specified in the Fund’s Prospectus.  These fees will be used to pay distribution expenses directly or shall reimburse the Distributor for costs and expenses incurred in connection with distributing and marketing shares of the Fund.  Such distribution costs and expenses may include:  (i) advertising by radio, television, newspapers, magazine, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees and agents of the Distributor, including salary or a portion thereof, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationships with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other material to be given or sent to prospective investors, and (v) such other similar services as the Board of Directors of the Corporation determines to be reasonably calculated to result in the sale of shares of the Fund.

While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Corporation will be committed to the discretion of the Directors of the Corporation who are not interested persons of the Fund.  The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund’s Class A average daily net assets) are paid to the Distributor in connection with its services as distributor.  Payments, if any, are made monthly and are based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by the Distributor pursuant to the Plan.  Under no circumstances will the Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the FINRA limitations on asset based compensation described below.

The FINRA has rules that may limit the extent to which the Fund may make payments under the Plan.  Although the FINRA’s rules do not apply to the Fund directly, the rules apply to members of the FINRA such as the Distributor and prohibit them from offering or selling shares of a fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the FINRA’s limitations.

The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap.  The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee).  The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund’s so-called “remaining amount.”  The remaining amount is the amount to which the Fund’s total sales charges are subject for purposes of ensuring compliance with the FINRA limits.  The Fund’s remaining amount is generally calculated by multiplying the Fund’s new sales by its appropriate FINRA maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund’s sales charges on the new sales and the 12b-1 payments accrued or paid over the period.  The Fund’s remaining amount increases with new sales of the Fund (because the Fund’s front-end sales charge is less than the applicable FINRA maximum) and decreases as the 12b-1 charges are accrued.  The FINRA rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount.  If the Fund’s remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount.  The Fund’s remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

SHAREHOLDER SERVICING ARRANGEMENTS

The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Fund pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”).  Under the Shareholder Servicing Agreement, the Corporation pays the Distributor a monthly fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets for providing support services to investors who beneficially own shares of the Fund.  The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

The Adviser and Sub-Adviser have discretion to select brokers and dealers to execute portfolio transactions on behalf of the Fund and to select the markets in which such transactions are to be executed.  The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for the Fund.  When executing transactions for the Fund, the Adviser and Sub-Adviser will consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission.  The Adviser may select the Distributor to execute portfolio transactions, subject to best price and execution.  In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction.  Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act.  The Sub-Adviser may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Fund on an agency basis and may be paid brokerage commissions from the Fund for such services.  Portfolio transactions executed by such affiliates of the Sub-Adviser will comply with all applicable provisions of Section 17(e) of the 1940 Act.  Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where the Adviser and Sub-Adviser believe that better prices and execution may be obtained elsewhere.  The Adviser and Sub-Adviser will not allocate brokerage on the basis of the sale of Fund shares; however, the Adviser may allocate brokerage to broker-dealers (including the Distributor) who have sold shares of the Fund, but any such allocation will be based on price and execution, and not the sale of the Fund shares.  In accordance with the provisions of Rule 12b-1(h), the Fund has implemented and the Board of Directors has approved policies and procedures reasonably designed to prevent the use of brokerage on Fund securities transactions to promote or sell shares of the Fund.

BROKERAGE

In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser and Sub-Adviser are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund’s asset value, and other information provided to the Fund, the Adviser or Sub-Adviser.  The Adviser and Sub-Adviser are also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.  The Adviser or Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser or Sub-Adviser exercises investment discretion.  It is possible that certain of the services received by the Adviser or Sub-Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser or Sub-Adviser has investment discretion.  The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser or Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

In valuing research services, the Adviser or Sub-Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser or Sub-Adviser in managing the Fund’s investment portfolios.  In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser or Sub-Adviser in advising the Fund.

The Adviser and Sub-Adviser are the principal sources of information and advice to the Fund and are responsible for making and initiating the execution of investment decisions by the Fund.  However, the Board of Directors recognizes that it is important that the Adviser and Sub-Adviser, in performing their responsibilities for the Fund, continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions.  The Adviser and Sub-Adviser believe that it is in the interest of the Fund to consider the value of the information received for use in advising the Fund when compensating brokers for their services.  The extent to which such information may reduce the expenses of the Adviser’s or Sub-Adviser’s management services to the Fund is not determinable.  In addition, the Board of Directors understands that other clients of the Adviser or Sub-Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser or Sub-Adviser in performing services for others.

Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser or Sub-Adviser, the same investment decision may be made for both the Fund and one or more other advisory clients.  If both the Fund and other clients purchase or sell the same class of securities on the same day, to the extent the Adviser or Sub-Adviser is able to do so, the transactions will be allocated as to amount and price in a manner considered equitable to each.  There may be circumstances under which, if orders are not placed with or through the same broker or executed in the same market, such allocation will not be possible.  In those cases, each client will receive the price on its individual order, and the Fund may therefore have higher or lower prices for securities purchased or sold on the same day by the Adviser or Sub-Adviser for other clients.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For the purpose of this SAI “control” means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

The Fund is newly established.  As of the date of this SAI no person owns of record more than 5% of the outstanding shares of the Fund.

PROXY VOTING

As the beneficial owner of Fund securities, the Corporation, through its Board of Directors, has the right and the obligation to vote the Fund’s portfolio securities.  The Board of Directors has delegated the voting power for the Fund’s securities to its investment adviser.  The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Fund.  Those policies and procedures will govern the Fund’s voting of portfolio securities, except to the extent varied by the Fund’s Policies and Procedures, in which case the Fund’s policies and procedures will govern.

The Corporation’s proxy voting Policies and Procedures are based on the following assumptions:

•              Voting rights have economic value.

•              There is a duty to cast an informed vote.

•              Fund securities must be voted in a way that benefits the Fund and its shareholders solely.

The following is a summary of the manner in which the Corporation would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Corporation’s vote may vary depending upon the actual circumstances presented.  Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

1)             The Corporation will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).

2)             The Corporation will rely upon the Adviser’s analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).

3)             The Corporation will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.

4)             On matters relating to social and political responsibility, unless in the Adviser’s judgment a vote in one direction or the other is likely to have a material effect on the market value of the Fund securities, the Fund will abstain.

All other issues brought forth will be reviewed by the Adviser on a case by case basis with the sole aim of enhancing the value of the Fund’s assets.

Although the Adviser does not anticipate that proxy voting generally will present a conflict of interest between the Fund on the one hand and the person exercising the vote (the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor), the Adviser recognizes that it is possible that a conflict of interest could arise.  If the Adviser identifies a situation that it believes presents a conflict of interest, and if that situation requires a vote on a specific matter (e.g. an anti-takeover matter), as set forth above, then the proxy will be voted in accordance with the predetermined policy without regard to the conflict.  If there is no predetermined policy, or if the policy requires management to exercise judgment, then:  (i) if the perceived conflict involves the person exercising voting judgment on behalf of the Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict; (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote); or (iii) the Adviser may retain an independent third party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

Every August the Corporation files with the Securities and Exchange Commission (“SEC”) information regarding the voting by the Corporation of proxies for securities of the Fund for the 12-month period ending the preceding June 30th.  Shareholders are able to view such filings on the Commission’s website at http://www.sec.gov. Shareholders may also obtain a copy of the Proxy Voting Policies and the Corporation’s Fund proxy voting record for the most recent 12-month period ended June 30, by contacting the Corporation at 800-533-5344.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, audits and reports on the Fund’s annual financial statements, reviews the Fund’s income tax returns, and performs other professional accounting, auditing, tax services when engaged to do so by the Corporation.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The Articles of Incorporation do not require that the Corporation hold annual or regular shareholder meetings.  Shareholder Meetings may be called by the Board of Directors and held at such times that the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

The Corporation’s By-Laws contain procedures for the removal of Directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation with respect to the Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

PART C

Item 28.                                                    Exhibits

a.1.                              Amended and Restated Articles of Incorporation dated June 9, 2005.(2)

a.2.                              Amendment dated June 6, 2006 to the Articles of Incorporation, creating Series              Keeley All Cap Value Fund.(7)

a.3.                              Certificate of Correction, dated August 13, 2007.(8)

a.4.                              Articles of Amendment to the Articles of Incorporation dated December 20, 2007, designating Class A Shares of Keeley Mid Cap Value Fund and Keeley All Cap Value Fund.(9)

a.5.                              Articles Supplementary to the Articles of Incorporation dated December 20, 2007, creating Keeley Small Cap Value Fund and designating Institutional Shares class.(9)

a.6.                              Articles Supplementary to the Articles of Incorporation dated November 3, 2009, creating Keeley Small Cap Dividend Value Fund.(14)

a.7.                              Articles Supplementary to the Articles of Incorporation dated [                  ], 2010, creating Keeley Alternative Value Fund.*

b.                                      By-laws.(1)

c.                                       None.

d.1.                             Investment Advisory Agreement by and between Registrant and Keeley Asset Management Corp., dated February 14, 2006.(3)

d.2.                             Investment Advisory Agreement by and between Registrant, on behalf of Keeley Small-Mid Cap Value Fund, and Keeley Asset Management Corp., dated August 15, 2007.(8)

d.3.                             Investment Advisory Agreement by and between Registrant, on behalf of Keeley Small Cap Value Fund, and Keeley Asset Management Corp., dated December 31, 2007.(10)

d.4.                             Amendment, dated January 9, 2009, to Investment Advisory Agreement by and between Registrant, on behalf of Keeley Small Cap Value Fund, and Keeley Asset Management Corp.(12)

d.5.                             Investment Advisory Agreement by and between Registrant, on behalf of Keeley Small Cap Dividend Value Fund, and Keeley Asset Management Corp., dated November 3, 2009.(14)

d.6.                             Investment Advisory Agreement by and between Registrant, on behalf of Keeley Alternative Value Fund, and Keeley Asset Management Corp., dated [                              ], 2010.*

d.7.                             Investment Sub-Advisory Agreement by and between Keeley Asset Management Corp. and Broadmark Asset Management, LLC, dated [                              ], 2010.*

e.1.                              Underwriting Agreement by and between Registrant and Keeley Investment Corp., dated April 7, 2005.(1)

e.2.                              Amendment, dated February 14, 2006, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp., adding series Keeley All Cap Value Fund.(3)

e.3.                              Second Amendment, dated August 15, 2007, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp., adding series Keeley Small-Mid Cap Value Fund.(8)

e.4.                              Third Amendment, dated December 21, 2007, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp., adding series Keeley Small Cap Value Fund.(10)

e.5.                              Fourth Amendment, dated November 3, 2009, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp., adding series Keeley Small Cap Dividend Value Fund.(14)

e.6.                              Fifth Amendment, dated [                    ], 2010, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp., adding series Keeley Alternative Value Fund.*

f.                                         None.

g.1.                             Custody Agreement by and between Registrant and U.S. Bank, N.A., dated April 15, 2005.(1)

g.2.                             Amendment dated August 1, 2005 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(7)

g.3.                             Second Amendment dated April 10, 2006 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(7)

g.4.                             Third Amendment dated October 1, 2006 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(7)

g.5.                             Fourth Amendment dated August 15, 2007 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(8)

g.6.                             Fifth Amendment dated December 21, 2007 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(10)

g.7.                             Sixth Amendment dated August 6, 2009 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(13)

g.8.                             Seventh Amendment dated November 3, 2009 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(14)

g.9.                             Eighth Amendment dated [                      ], 2010 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.*

h.1.                             Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)

h.2.                             Amendment dated April 10, 2006 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.3.                             Second Amendment dated October 1, 2006 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.4.                             Third Amendment dated August 15, 2007 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(8)

h.5.                             Fourth Amendment dated December 21, 2007 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)

h.6.                             Fifth Amendment dated August 7, 2009 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(13)

h.7.                             Sixth Amendment dated November 3, 2009 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(14)

h.8.                             Seventh Amendment dated [                    ], 2010 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.*

h.9.                             Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)

h.10.                       Amendment dated January 13, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.11.                       Second Amendment dated April 10, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.12.                       Third Amendment dated October 1, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.13.                       Fourth Amendment dated August 15, 2007 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(8)

h.14.                       Fifth Amendment dated December 21, 2007 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)

h.15.                       Sixth Amendment dated February 3, 2009 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(14)

h.16.                       Seventh Amendment dated November 3, 2009 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(14)

h.17.                       Eighth Amendment dated [                      ], 2010 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.*

h.18.                       Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated as of October 1, 2006.(7)

h.19.                       First Amendment dated as of August 15, 2007 to the Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(8)

h.20.                       Second Amendment dated as of December 21, 2007 to Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)

h.21.                       Third Amendment dated as of August 7, 2009 to Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(13)

h.22.                       Fourth Amendment dated as of November 3, 2009 to Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(14)

h.23.                       Fifth Amendment dated as of [                    ], 2010 to Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.*

h.24.                       Expense Cap Reimbursement Agreement between Registrant, on behalf of Keeley Mid Cap Value Fund, and Keeley Asset Management Corp. dated April 7, 2005.(1)

h.25.                       Amendment No. 1 dated as of September 30, 2006 to the Expense Cap Reimbursement Agreement between Registrant, on behalf of Keeley Mid Cap Value Fund, and Keeley Asset Management Corp.(8)

h.26.                       Amendment No. 2 dated as of August 15, 2007 to the Expense Cap Reimbursement Agreement between Registrant, on behalf of Keeley Mid Cap Value Fund, and Keeley Asset Management Corp.(8)

h.27.                       Amended and Restated Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley All Cap Value Fund, and Keeley Asset Management Corp. dated February 14, 2006.(4)

h.28.                       Amendment No. 1 dated as of September 30, 2006 to the Amended and Restated Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley All Cap Value Fund, and Keeley Asset Management Corp.(8)

h.29.                       Amendment No. 2 dated as of August 15, 2007 to the Amended and Restated Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley All Cap Value Fund, and Keeley Asset Management Corp.(8)

h.30.                       Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley Small-Mid Cap Value Fund, and Keeley Asset Management Corp. dated August 15, 2007.(8)

h.31.                       Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley Mid Cap Value Fund and Keeley All Cap Value Fund for Class I Shares, and Keeley Asset Management Corp. dated December 18, 2007.(9)

h.32.                       Expense Cap Reimbursement Agreement between Registrant and Keeley Asset Management Corp. dated January 16, 2008.(10)

h.33.                       First Amendment to Expense Cap Reimbursement Agreement between Registrant and Keeley Asset Management Corp. dated November 3, 2009.(14)

h.34.                       Second Amendment to Expense Cap Reimbursement Agreement between Registrant and Keeley Asset Management Corp. dated [                      ], 2010.*

h.35.                       Shareholder Servicing Plan and “Form of” Shareholder Servicing Agreement.(11)

h.36.                       First Amendment dated November 3, 2009 to Annex A of the Shareholder Servicing Plan.(14)

h.37.                       Second Amendment dated [                        ], 2010 to Annex A of the Shareholder Servicing Plan*

h.38.                       Securities Lending Agreement between Registrant and U.S. Bank National Association dated February 1, 2008, as amended March 31, 2008, October 2, 2008 and [                                ], 2010.*

i.1.                                 Opinion of Venable LLP relating to Keeley Small-Mid Cap Value Fund.(8)

i.2.                                 Opinion of Venable LLP relating to Keeley Small Cap Value Fund and the Institutional Shares class.(9)

i.3.                                 Opinion of Venable LLP relating to Keeley Small Cap Dividend Value Fund.(14)

i.4.                                 Opinion of Venable LLP relating to Keeley Alternative Value Fund.*

j.                                          Consent of PricewaterhouseCoopers LLP.*

k.                                       None.

l.                                          Subscription Agreement by and between John L. Keeley, Jr. and Registrant, dated April 7, 2005.(1)

m.                                    Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and Keeley Investment Corp. dated November 6, 2007.(9)

m.2.                           Amendment to the Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and Keeley Investment Corp. dated November 3, 2009.(14)

m.3.                           Second Amendment to the Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and Keeley Investment Corp. dated [                      ], 2010.*

n.1.                             Multi-Class Plan pursuant to Rule 18f-3 of Registrant, on behalf of Keeley Small Cap Value Fund, adopted on May 17, 2007, as amended November 6, 2007.(9)

n.2.                             Amendment to the Multi-Class Plan pursuant to Rule 18f-3 of Registrant, adopted on May 17, 2007, as amended November 6, 2007 and November 3, 2009.(14)

n.3.                             Amendment to the Multi-Class Plan pursuant to Rule 18f-3 of Registrant, adopted on May 17, 2007, as amended November 6, 2007, November 3, 2009 and [                        ], 2010.*

p.1.                             Code of Ethics dated April 7, 2005, as amended December 6, 2007.(9)

q.                                      Powers of Attorney dated March 27, 2006.(3)

*                                         To be filed by amendment.

1.               Incorporated by reference to Registrant’s previous filing of the Registration Statement filed on April 28, 2005.

2.               Incorporated by reference to Registrant’s previous filing of pre-effective amendment no. 1 to the Registration Statement filed on June 22, 2005.

3.               Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 2 to the Registration Statement filed on March 31, 2006.

4.               Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 3 to the Registration Statement filed on June 14, 2006.

5.               Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 5 to the Registration Statement filed on January 30, 2007.

6.               Incorporated by reference to Keeley Small Cap Value Fund Inc.’s previous filing of post-effective amendment no. 9 to its Registration Statement filed on January 19, 2001.

7.               Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 6 to the Registration Statement filed on June 1, 2007.

8.               Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 7 to the Registration Statement filed on August 14, 2007.

9.               Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 9 to the Registration Statement filed on December 21, 2007.

10.         Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 10 to the Registration Statement filed on January 31, 2008.

11.         Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 11 to the Registration Statement filed on September 23, 2008.

12.         Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 12 to the Registration Statement filed on January 26, 2009.

13.         Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 13 to the Registration Statement filed on August 18, 2009.

14.         Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 14 to the Registration Statement filed on November 5, 2009.

Item 29.                                                    Persons Controlled by or Under Common Control with Registrant

The Registrant does not consider that there are any persons directly or indirectly controlled by, or under common control with, the Registrant within the meaning of this item.  The information in the Statement of Additional Information under the captions “Management of the Fund” and “Investment Adviser” is incorporated by reference.

Item 30.                                                    Indemnification

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Ten of the Charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.                                                  Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management of the Funds” is incorporated by reference.  Keeley Asset Management Corp. has not at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

Item 32.                                                  Principal Underwriter

(a)                                  Keeley Investment Corp. serves as the Fund’s Distributor.

(b)                                 The Directors and Officers of Keeley Investment Corp. are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
John L. Keeley, Jr.	Director, President and Treasurer	Director and President
Mark T. Keeley	Senior Vice President	None
John L. Keeley, III	Senior Vice President	Vice President
Kevin M. Keeley	Senior Vice President	None
Robert Kurinsky	Secretary, Assistant Treasurer, Chief Financial Officer and General Counsel	Treasurer, Secretary and Chief Legal Officer
Joseph McDermott	Chief Compliance Officer	None

* The principal address of each of the foregoing Directors and Officers is: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.

(c)                                  None.

Item 33.                                                    Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Investment Company Act of 1940, Section 31(a), et seq., and Rules thereunder will be maintained by Registrant at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605; at the Registrant’s Custodian, U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212; at the Registrant’s Transfer Agent and Accounting Services Agent, US Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, 53201; and at the Registrant’s Administrator, U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

Item 34.                                                    Management Services

Not applicable.

Item 35.                                                    Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on the 8th day of January, 2010.

KEELEY FUNDS, INC.

By:	/s/ John L. Keeley, Jr.
John L. Keeley, Jr., President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title		Date
/s/ John G. Kyle*	Director	)
John G. Kyle		)
)
/s/ Walter D. Fitzgerald*	Director	)
Walter D. Fitzgerald		)
)
/s/ John F. Lesch*	Director	)
John F. Lesch		)	January 8, 2010
)
/s/ Elwood P. Walmsley*	Director	)
Elwood P. Walmsley		)
)
/s/ Jerome J. Klingenberger*	Director	)
Jerome J. Klingenberger		)
)
/s/ Sean W. Lowry*	Director	)
Sean W. Lowry		)
)
/s/ John L. Keeley, Jr.*	Director, Chief Executive	)
John L. Keeley, Jr.	Officer and Chief Financial	)
	Officer	)

*  John L. Keeley, Jr. signs this document pursuant to powers of attorney filed herewith.

By:	/s/ John L. Keeley, Jr.
John L. Keeley, Jr.